WELLS FAMILY OF REAL ESTATE FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION


                                   MAY 1, 2008
                              REVISED JULY 7, 2008


                  WELLS DOW JONES WILSHIRE U.S. REIT INDEX FUND

                 WELLS DOW JONES WILSHIRE GLOBAL RESI INDEX FUND

      This Statement of Additional Information supplements the Prospectuses, dated as of May 1, 2008, relating to Class A shares, Class C shares and Class I shares of the Wells Dow Jones Wilshire U.S. REIT Index Fund (the "U.S. Index Fund") and the Wells Dow Jones Wilshire Global RESI Index Fund (the "Global Index Fund") and Class B shares of the U.S. Index Fund. The U.S. Index Fund and the Global Index Fund are referred to individually as a "Fund," collectively as the "Funds." Each Fund is a diversified series of Wells Family of Real Estate Funds, a registered open-end, diversified management investment company. This Statement of Additional Information, which is incorporated by reference in its entirety into the Prospectuses, should be read only in conjunction with the current Prospectuses for the Funds.

      Because this Statement of Additional Information is not a prospectus, no investment in shares of a Fund should be made solely on the basis of the information contained herein. It should be read in conjunction with the Prospectuses of the Funds. Copies of a Fund's Prospectus may be obtained by writing the Fund at 6200 The Corners Parkway, Norcross, Georgia 30092, or by calling the Fund toll-free at 800-282-1581, or on the Funds' website: www.wellsref.com. Capitalized terms used but not defined herein have the same meanings as in the Prospectuses.


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

                       STATEMENT OF ADDITIONAL INFORMATION

                        Wells Family of Real Estate Funds
                            6200 The Corners Parkway
                             Norcross, Georgia 30092

                                TABLE OF CONTENTS
                                -----------------

THE TRUST .................................................................    3

INVESTMENT POLICIES AND RISK CONSIDERATIONS ...............................    4

INVESTMENT LIMITATIONS ....................................................   10

TRUSTEES AND OFFICERS .....................................................   13

THE INVESTMENT ADVISER ....................................................   17

THE SUB-ADVISER ...........................................................   18

THE UNDERWRITER ...........................................................   21

DISTRIBUTION PLANS ........................................................   22

SECURITIES TRANSACTIONS ...................................................   24

PORTFOLIO HOLDINGS DISCLOSURE POLICY ......................................   26

PORTFOLIO TURNOVER ........................................................   27

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE ......................   27

PURCHASE AND REDEMPTION OF SHARES .........................................   28

TAXES .....................................................................   29

HISTORICAL PERFORMANCE INFORMATION ........................................   33

PRINCIPAL SECURITY HOLDERS ................................................   37

CUSTODIAN .................................................................   37

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM .............................   38

LEGAL COUNSEL .............................................................   38

TRANSFER AGENT ............................................................   38

INFORMATION REGARDING DOW JONES AND WILSHIRE ..............................   39

FINANCIAL STATEMENTS ......................................................   40

APPENDIX A - PROXY VOTING POLICIES AND PROCEDURES .........................   41


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

THE TRUST
---------

      Wells Family of Real Estate Funds (the "Trust"), an open-end, diversified management investment company, was organized as an Ohio business trust on June 6, 1997. The Trust currently offers two series of shares to investors, the Wells Dow Jones Wilshire U.S. REIT Index Fund (the "U.S. Index Fund") and the Wells Dow Jones Wilshire Global RESI Index Fund (the "Global Index Fund"). Prior to December 5, 2007, the U.S. Index Fund was named the "Wells S&P REIT Index Fund."

      Shares of each Fund have equal voting rights and liquidation rights. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Funds are not required to hold annual meetings of shareholders. The Trust's Board of Trustees ("Board of Trustees" or "Trustees") shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the Investment Company Act of 1940, as amended (the "1940 Act"), in order to facilitate communications among shareholders.

      On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the Fund, shall be voted in the aggregate and not by Fund, except (i) when required by the 1940 Act, shares shall be voted by individual Fund; and (ii) when the matter does not affect any interest of a particular Fund, then only shareholders of the affected Fund or Funds shall be entitled to vote thereon. Examples of matters which affect only a particular Fund could be a proposed change in the fundamental investment objectives or policies of that Fund or a proposed change in the investment advisory agreement for a particular Fund. The shares of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect all of the Trustees if they so choose.

      Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to that Fund with each other share of the Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of a Fund into a greater or lesser number of shares so long as the proportionate beneficial interest in the assets belonging to the Fund are in no way affected. In case of any liquidation of a Fund, the holders of shares of the Fund being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that Fund. No shareholder is liable to further calls or to assessment by the Trust without his express consent.

      Each Fund offers three classes of shares -- Class A shares, Class C shares and Class I shares. In addition, the U.S. Index Fund has a fourth class of shares -- Class B shares -- which are no longer offered for new investment. Class A shares, Class B shares, Class C shares and Class I shares are referred to individually as a "Class," and collectively as the "Classes." Each Class of shares represents an interest in the same


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

assets of a Fund, has the same rights and is identical in all material respects, except that (1) the Classes bear differing levels of sales loads and expenses;
(2) Class B shares automatically convert to Class A shares after approximately 8 years, resulting in lower annual expenses, (3) Class I shares are available for purchase only by clients of certain financial intermediaries (see the current Class I Prospectus for a detailed description of eligibility requirements); (4) certain Class specific expenses will be borne solely by the Class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expense of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; and (5) each Class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board of Trustees may classify and reclassify the shares of a Fund into additional classes of shares at a future date in its sole discretion.

INVESTMENT POLICIES AND RISK CONSIDERATIONS
-------------------------------------------

      A more detailed discussion of some of the terms used and investment policies described in the Prospectuses and some of the non-principal investment policies of the Funds appears below. Unless otherwise indicated, all investment practices and limitations of a Fund are nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

      FUTURES. The Global Index Fund may invest in futures contracts and forward foreign currency exchange contracts.

      REGULATORY MATTERS. The Global Index Fund will comply with and adhere to all limitations on the manner and extent to which it effects transactions in futures currently imposed by the provisions of the 1940 Act applicable to the issuance of senior securities. Additionally, the Fund has claimed an exclusion from the definition of the term "commodity pool operator" pursuant to Rule 4.5 under the Commodity Exchange Act, as amended (the "CEA"). Therefore, the Fund is not subject to regulation or registration as a commodity pool operator under the CEA.

      FUTURES CONTRACTS. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities and some are based on indices of securities prices. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

      The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Global Index Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly.


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

If the Global Index Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset exposure to the underlying instrument's positive and negative market price changes, much as if the underlying instrument had been sold.

      FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant ("FCM"), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments would not constitute purchasing securities on margin for purposes of the Global Index Fund's investment limitations. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of the Global Index Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund. If the Global Index Fund invests in futures, the Fund would be required to segregate liquid assets equivalent to the Fund's outstanding obligations under the contract in excess of the initial margin and variation margin, if any.

      CORRELATION OF PRICE CHANGES. Because there are a limited number of types of futures contracts, it is likely that the standardized contracts available will not match the Global Index Fund's current or anticipated investments exactly. The Global Index Fund may invest in futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the Fund typically invests, which involves a risk that the futures position will not track the performance of the Fund's other investments.

      Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Global Index Fund's investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Global Index Fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Global Index Fund's futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

      LIQUIDITY OF FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Global Index Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Global Index Fund's access to other assets held to cover its futures positions could also be impaired.

      RISKS OF FUTURES. The purchase and sale of futures contracts involves risks different from those involved with direct investments in securities and also require different skills from the Global Index Fund's sub-adviser in managing the Fund's portfolio of investments. While utilization of futures contracts and similar instruments may be advantageous to the Global Index Fund, if the Fund's sub-adviser (the "Sub-Adviser") is not successful in employing such instruments in managing the Fund's investments or in predicting market changes, the Fund's performance will be worse than if the Fund did not make such investments. It is possible that there will be imperfect correlation, or even no correlation, between price movements of the investments being hedged and the futures used. It is also possible that the Global Index Fund may be unable to close out or liquidate its hedges during unusual periods of illiquidity in the futures markets. In addition, the Global Index Fund will pay commissions and other costs in connection with such investments, which may increase the Fund's expenses and reduce its yield.

      FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The value of the Global Index Fund's portfolio securities which are invested in non-U.S. dollar denominated instruments as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. The Global Index Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Global Index Fund will not, however, hold foreign currency except in connection with the purchase and sale of foreign portfolio securities.

      The Global Index Fund may enter into forward foreign currency exchange contracts as described hereafter. When the Global Index Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to establish the cost or proceeds relative to another currency. The forward contract may be denominated in U.S. dollars or may be a "cross-currency" contract where the forward contract is denominated in a currency other than U.S. dollars. However, this tends to limit potential gains which might result from a positive change in such currency relationships.

      The forecasting of a short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. The Global Index Fund may enter into such forward contracts if, as a result, not more than 50% of the value of its total assets would be committed to such contracts. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into


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

the longer term investment decisions made with regard to overall diversification strategies. However, the Trustees believe that it is important to have the flexibility to enter into forward contracts when the Sub-Adviser determines it to be in the best interests of the Global Index Fund. The Global Index Fund's custodian (the "Custodian") will segregate cash, U.S. Government obligations or other liquid securities in an amount not less than the value of the Fund's total assets committed to foreign currency exchange contracts entered into under this type of transaction. If the value of the segregated securities declines, additional cash or securities will be added on a daily basis, i.e., "marked to market," so that the segregated amount will not be less than the amount of the Global Index Fund's commitments with respect to such contracts.

      Generally, the Global Index Fund will not enter into a forward foreign currency exchange contract with a term of greater than 90 days. At the maturity of the contract, the Global Index Fund may either sell the portfolio security and make delivery of the foreign currency, or may retain the security and terminate the obligation to deliver the foreign currency by purchasing an "offsetting" forward contract with the same currency trader obligating the Fund to purchase, on the same maturity date, the same amount of the foreign currency.

      It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for the Global Index Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Global Index Fund is obligated to deliver.

      If the Global Index Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Global Index Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between entering into a forward contract for the sale of a foreign currency and the date the Global Index Fund enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency the Fund has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Global Index Fund will suffer a loss to the extent the price of the currency the Fund has agreed to purchase exceeds the price of the currency the Fund has agreed to sell.

      The Global Index Fund's dealings in forward foreign currency exchange contracts will be limited to the transactions described above. The Global Index Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Sub-Adviser. It should also be realized that this method of protecting the value of the Global Index Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities held by the Fund. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.


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

      REPURCHASE AGREEMENTS. Each Fund may acquire U.S. government securities or other high-grade debt securities subject to repurchase agreements. A repurchase transaction occurs when, at the time a Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered government securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Repurchase Securities." The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

      The majority of these transactions run day-to-day, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund's risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Fund holds a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines adopted by the Trustees, the Sub-Adviser will carefully consider the creditworthiness of a vendor during the term of the repurchase agreement. Repurchase agreements are considered loans collateralized by the Repurchase Securities, such agreements being defined as "loans" under the 1940 Act. The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the "collateral" is at all times as least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Custodian either directly or through a securities depository.

      DESCRIPTION OF MONEY MARKET INSTRUMENTS. Money market instruments may include U.S. government securities, as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Funds. Money market instruments also may include Bankers' Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"), and shares of money market investment companies. BANKERS' ACCEPTANCES are time drafts drawn on and "accepted" by a bank, which are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank "accepts" such a time draft, it assumes liability for its payment. When a Fund acquires a Bankers' Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Bankers' Acceptance, therefore, carries the full faith and credit of such bank. A CERTIFICATE OF DEPOSIT ("CD") is an unsecured interest-bearing debt obligation of a bank. CDs acquired by the Funds would generally be in amounts of $100,000 or more. COMMERCIAL PAPER is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. Each Fund will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization ("NRSRO") or, if not rated, if the issuer has an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, is of equivalent quality in the Sub-Adviser's assessment. Commercial Paper may include Master Notes of the same quality. MASTER NOTES are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Funds only through the Master Note program of the Funds' Custodian, acting as administrator thereof. The Sub-Adviser will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Funds. Each Fund may invest in SHARES OF MONEY MARKET INVESTMENT COMPANIES to the extent permitted by the 1940 Act. Investments by a Fund in shares of other investment companies may result in duplication of advisory and administrative fees and other expenses.

      U.S. GOVERNMENT SECURITIES. U.S. government securities include direct obligations of the U.S. Treasury, securities guaranteed as to interest and principal by the U.S. government such as obligations of the Government National Mortgage Association, as well as securities issued or guaranteed as to interest and principal by U.S. government authorities, agencies and instrumentalities such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Federal Land Bank, the Federal Farm Credit Banks, the Federal Home Loans Banks, the Student Loan Marketing Association, the Small Business Administration, the Bank for Cooperatives, the Federal Intermediate Bank, the Federal Financing Bank, the Resolution Funding Corporation, the Financing Corporation of America and the Tennessee Valley Authority. U.S. government securities may be acquired subject to repurchase agreements. While obligations of some U.S. government-sponsored entities are supported by the full faith and credit of the U.S. government, several are supported by the right of the issuer to borrow from the U.S. government, and still others are supported only by the credit of the issuer itself. The guarantee of the U.S. government does not extend to the yield or value of the U.S. government securities held by the Funds or to the Funds' shares.

      BORROWING AND PLEDGING. Each Fund may borrow, temporarily, up to 5% of its total assets for extraordinary purposes and may increase this limit to 33.3% of its total assets to meet redemption requests which might otherwise require untimely disposition of portfolio holdings. To the extent a Fund borrows for these purposes, the effects of market price fluctuations on portfolio net asset value will be exaggerated. If, while such borrowing is in effect, the value of the Fund's assets declines, the Fund would be forced to liquidate portfolio securities when it is disadvantageous to do so. The Fund would incur interest and other transaction costs in connection with such borrowing. A Fund will not make any additional investments while borrowings are outstanding. Each Fund may pledge assets in connection with borrowings, but will not pledge more than one-third of its total assets.

      TEMPORARY DEFENSIVE POSITIONS. Each Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. In such circumstances, a Fund may hold up to 100% of its portfolio in cash or cash equivalent positions. When a Fund takes a temporary defensive position, it may not be able to achieve its investment objective.

INVESTMENT LIMITATIONS
----------------------

      The Trust has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Funds. These limitations may not be changed without the affirmative vote of a majority of the outstanding shares of the applicable Fund. For purposes of the discussion of these fundamental investment limitations only, the term "majority" of the outstanding shares of a Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting, or (2) more than 50% of the outstanding shares of the Fund.

UNDER THESE FUNDAMENTAL LIMITATIONS, THE U.S. INDEX FUND MAY NOT:

(1) Issue senior securities, pledge its assets or borrow money, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's total assets, or (b) in order to meet redemption requests that might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of the Fund's assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all such borrowings;

(2) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(3) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance for transactions);

(4) Make short sales of securities or maintain a short position, except short sales "against the box";

(5) Make loans of money or securities, except that the Fund may (i) invest in repurchase agreements and commercial paper; (ii) purchase a portion of an issue of publicly distributed bonds, debentures or other debt securities; and (iii) acquire private issues of debt securities subject to the limitations on investments in illiquid securities;

(6) Write, purchase or sell commodities, commodities contracts, futures contracts or related options;

(7) Invest more than 25% of its total assets in the securities of issuers in any particular industry (other than securities of the United States government, its agencies or instrumentalities), except that the Fund will invest at least 25% of its assets in securities of issuers in the real estate industry;

(8) Invest for the purpose of exercising control or management of another issuer;

(9) Invest in interests in oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things;

(10) Invest in interests in real estate or real estate limited partnerships (although it may invest in real estate investment trusts and purchase securities secured by real estate or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein);

(11) Invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others (a) securities for which no readily available market exists or which have legal or contractual restrictions on resale and (b) repurchase agreements not terminable within seven days; or

(12) Purchase the securities of any issuer if such purchase at the time thereof would cause less than 75% of the value of the total assets of the Fund to be invested in cash and cash items (including receivables), securities issued by the U.S. government, it agencies or instrumentalities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

UNDER THESE FUNDAMENTAL LIMITATIONS, THE GLOBAL INDEX FUND MAY NOT:

(1) BORROWING MONEY. The Fund may not engage in borrowing except as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any Securities and Exchange Commission (the "SEC") staff interpretation of the 1940 Act. For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

(2) SENIOR SECURITIES. The Fund will not issue senior securities, except as permitted by the 1940 Act. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

(3) UNDERWRITING. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws or in connection with investments in other investment companies.

(4) REAL ESTATE. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from holding or selling real estate acquired as a result of the Fund's ownership of securities or other instruments, investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

(5) COMMODITIES. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion or all of their assets in commodities.

(6) LOANS. The Fund will not make loans, provided that the Fund may lend its portfolio securities in an amount up to 33% of total Fund assets, and provided further that, for purposes of this restriction, investment in U.S. Government obligations, short-term commercial paper, certificates of deposit, bankers' acceptances and repurchase agreements shall not be deemed to be the making of a loan.

(7) PLEDGING, MORTGAGING OR HYPOTHECATING ASSETS. The Fund will not pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with writing covered put and call options and the purchase of securities on a when-issued or forward commitment basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

(8) CONCENTRATION. The Fund will not invest more than 25% of its total assets in a particular industry, except that the Fund will invest at least 25% of its assets in securities of issuers in the real estate industry. For purposes of this limitation, securities of the U.S. Government (including its agencies and instrumentalities), securities of state or municipal governments and their political subdivisions and investments in other registered investment companies are not considered to be issued by members of any industry.

(9) DIVERSIFICATION. The Fund will not, with respect to 75% of its assets (valued at time of investment), invest more than 5% of its assets in securities of any one issuer, except in obligations of the United States Government and its agencies and instrumentalities, or in other investment companies.

      NON-FUNDAMENTAL RESTRICTIONS. The following investment limitations adopted by the Global Index Fund are not fundamental and may be changed without shareholder approval. As a matter of non-fundamental policy, the Global Index Fund may not:

      1. Make investments for the purpose of exercising control or management over a portfolio company;

      2. Invest in securities of other registered investment companies, except as permitted under the 1940 Act; and

      3. Invest in interests in oil, gas or other mineral exploration or development programs, although the Fund may invest in the common stock of companies which invest in or sponsor such programs.

      With respect to the percentages adopted by the Trust as maximum limitations on a Fund's investment policies and restrictions, an excess above the fixed percentage, except for the percentage limitations relative to the borrowing of money and illiquid securities, will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.

TRUSTEES AND OFFICERS
---------------------

      Overall responsibility for management of the Trust rests with the Board of Trustees in accordance with the laws of the State of Ohio governing business trusts. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The Trustees serve for an indefinite term and the officers are elected annually. The following is a list of the Trustees and executive officers of the Trust. Each Trustee who is an "interested person" of the Trust, as defined by the 1940 Act, is indicated by an asterisk.

                                                                                                                        Number of
                                                                                                                       Portfolios
                                                                                                                         in Fund
                                                          Position(s)            Principal Occupation(s) During          Complex
                                         Length of         Held with                    Past 5 Years and                Overseen
Name, Address and Age                   Time Served          Trust             Directorships of Public Companies       by Trustee
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
*Leo F. Wells (age 64)                     Since        President/Trustee  President, Treasurer and Director of             2
6200 The Corners Parkway                January 1998                       Wells Asset Management, Inc. (the Fund's
Norcross, Georgia 30092                                                    investment adviser), Wells Capital, Inc.
                                                                           (real estate company), Wells &
                                                                           Associates, Inc. (real estate brokerage
                                                                           company), Wells Management Company, Inc.
                                                                           (property management company), Wells
                                                                           Advisors, Inc. (non-bank custodian for
                                                                           IRAs), Wells Development Corporation
                                                                           (acquisition and development of real
                                                                           estate) and Wells Real Estate Funds, Inc.
                                                                           (holding company for the Wells group of
                                                                           companies); Director of Wells Investment
                                                                           Management Company, LLC; President and
                                                                           Director of Wells Timberland Trs, Inc.,
                                                                           Wells Real Estate Advisory Services,
                                                                           Inc., Wells Real Estate Investment Trust
                                                                           II, Inc. and Institutional REIT, Inc.;
                                                                           President of Wells Real Estate Investment
                                                                           Trust III, Inc., Wells Timberland REIT,
                                                                           Inc. and Wells Advisory Services I, LLC;
                                                                           until April 2007, President and Director
                                                                           of Wells Real Estate Investment Trust,
                                                                           Inc.

INDEPENDENT TRUSTEES:
William H. Keogler, Jr. (age 62)           Since            Trustee        Retired President and Chief Executive            2
6631 N.W. 61st Avenue                    April 2001                        Officer of Keogler, Morgan & Company,
Parkland, Florida 33067                                                    Inc. (brokerage firm) and Keogler
                                                                           Investment Advisory, Inc. (registered
                                                                           investment adviser); Director of Piedmont
                                                                           Office Realty Trust

Neil H. Strickland (age 72)                Since            Trustee        Senior Operations Executive of Strickland        2
4800 River Green Parkway                 April 2001                        General Agency, Inc. (insurance agency);
Duluth, Georgia 30096                                                      Director of Wells Real Estate Investment
                                                                           Trust II, Inc.

W. Wayne Woody (age 66)                    Since                           Retired Senior Partner with KPMG LLP
2277 Peachtree Road, NE                 October 2003                       (public accounting firm); Director of
Atlanta, Georgia 30309                                      Trustee        Piedmont Office Realty Trust and American        2
                                                                           HomePatient Inc. (home health care
                                                                           provider)
EXECUTIVE OFFICERS:

Jill W. Maggiore (age 49)                  Since         Vice President    Vice President and Chief Compliance
6200 The Corners Parkway                 March 1999        and Chief       Officer of Wells Asset Management, Inc.
Norcross, Georgia 30092                                    Compliance      and Vice President of Wells Investment
                                                            Officer        Securities, Inc. (the Fund's principal
                                                                           underwriter)

Douglas P. Williams (age 57)               Since         Vice President    Vice President and Secretary of Wells
6200 The Corners Parkway               February 2005     and Assistant     Asset Management, Inc. and Vice
Norcross, Georgia 30092                                    Treasurer       President, Treasurer and Director of
                                                                           Wells Investment Securities, Inc.; Senior
                                                                           Vice President and Assistant Secretary of
                                                                           Wells Capital, Inc.; Vice President of
                                                                           Wells Advisors, Inc., Wells Advisory
                                                                           Services I, LLC and Wells Real Estate
                                                                           Funds, Inc.; Senior Vice President,
                                                                           Secretary, Treasurer and Director of
                                                                           Wells Investment Management Company, LLC;
                                                                           Executive Vice President, Secretary and
                                                                           Treasurer of Wells Timberland REIT, Inc.,
                                                                           Wells Timberland Trs, Inc. and Wells Real
                                                                           Estate Advisory Services, Inc.; Executive
                                                                           Vice President, Secretary, Treasurer and
                                                                           Director of Wells Real Estate Investment
                                                                           Trust II, Inc., Wells Real Estate
                                                                           Investment Trust III, Inc. and
                                                                           Institutional REIT, Inc.; until April
                                                                           2007, Executive Vice President,
                                                                           Secretary, Treasurer and Director of
                                                                           Wells Real Estate Investment Trust, Inc.

Randall D. Fretz (age 55)                  Since         Vice President    Senior Vice President and Chief of Staff
6200 The Corners Parkway              February 2007                        of Wells Real Estate Funds, Inc.; Senior
Norcross, Georgia 30092                                                    Vice President of Wells Capital, Inc.;
                                                                           Director of Wells Investment Securities,
                                                                           Inc. and Wells Investment Management
                                                                           Company, LLC; Senior Vice President of
                                                                           Wells Capital, Inc., Wells Real Estate
                                                                           Investment Trust II, Inc., Wells
                                                                           Timberland REIT, Inc. and Institutional
                                                                           REIT, Inc.; Senior Vice President and
                                                                           Secretary of Wells Real Estate Advisory
                                                                           Services I, Inc.; until April 2007,
                                                                           Senior Vice President of Wells Real
                                                                           Estate Investment Trust, Inc.

Robert G. Dorsey (age 51)                  Since         Vice President    Managing Director of Ultimus Fund
225 Pictoria Drive, Suite 450          September 2000                      Solutions, LLC (mutual fund services
Cincinnati, Ohio 45246                                                     company) and Ultimus Fund Distributors,
                                                                           LLC (registered broker-dealer)

John F. Splain (age 51)                    Since           Secretary       Managing Director of Ultimus Fund
225 Pictoria Drive, Suite 450          September 2000                      Solutions, LLC and Ultimus Fund
Cincinnati, Ohio 45246                                                     Distributors, LLC

Mark J. Seger (age 46)                     Since           Treasurer       Managing Director of Ultimus Fund
225 Pictoria Drive, Suite 450          September 2000                      Solutions, LLC and Ultimus Fund
Cincinnati, Ohio 45246                                                     Distributors, LLC

Craig J. Hunt (age 39)                Since June 2002    Assistant Vice    Vice President/Director of Transfer Agent
225 Pictoria Drive, Suite 450                           President / AML    and Shareholder Services of Ultimus Fund
Cincinnati, Ohio 45246                                     Compliance      Solutions, LLC
                                                            Officer

* Leo F. Wells III, as an affiliated person of the Trust's investment adviser and principal underwriter, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

      BOARD COMMITTEES. The Board of Trustees has established the following standing Committees. The members of each Committee are William H. Keogler, Jr., Neil H. Strickland and W. Wayne Woody.

      o Audit Committee, which oversees the Funds' accounting and financial reporting policies and the independent audit of their financial statements. The Audit Committee also reviews annually the nature and cost of the professional services rendered by the Trust's independent auditor. The Audit Committee held five meetings during the fiscal year ended December 31, 2007.

      o Compliance Committee, which oversees matters pertaining to the Funds' compliance with federal securities laws and serves as a liaison between the Board of Trustees and the Chief Compliance Officer. The Compliance Committee held four meetings during the fiscal year ended December 31, 2007.

      The Board of Trustees has no nominating or compensation committee or any committee performing similar functions. The Board of Trustees does not consider a nominating committee necessary because this function has been reserved to those Trustees who are not "interested persons" as defined by the 1940 Act (the "Independent Trustees"). A candidate for the Board of Trustees must meet the eligibility requirements set forth in the Trust's bylaws and in any Board or committee resolutions. The Trustees consider qualifications and characteristics that they from time to time deem appropriate when they select individuals to be nominated for election to the Board of Trustees. These qualifications and characteristics may include, without limitation, independence, integrity, business experience, education, accounting and financial experience, age, diversity, reputation, civic and community relationships, and knowledge and experience. In addition, prior to nominating an existing Trustee for re-election to the Board of Trustees, the Trustees will consider and review an existing Trustee's Board and committee attendance and performance and length of Board service. The Board of Trustees will not consider nominees recommended by shareholders.

      TRUSTEES' OWNERSHIP OF FUND SHARES. The following table shows each Trustee's beneficial ownership of shares of each Fund and, on an aggregate basis, of shares of all Funds within the Trust overseen by the Trustee. Information is provided as of December 31, 2007.

                             Dollar Range of      Dollar Range of      Aggregate Dollar
                             U.S. Index Fund     Global Index Fund    Range of Shares of
                              Shares Owned          Shares Owned           All Funds
Name of Trustee                by Trustee            by Trustee       Overseen by Trustee
----------------              -------------        -------------         -------------
Leo F. Wells III              Over $100,000        Over $100,000         Over $100,000
William H. Keogler, Jr.        $1--$10,000              None               $1--$10,000
Neil H. Strickland             $1--$10,000              None               $1--$10,000
W. Wayne Woody                 $1--$10,000              None               $1--$10,000

      TRUSTEES' OWNERSHIP OF SECURITIES OF ENTITIES CONTROLLING, CONTROLLED BY, OR UNDER COMMON CONTROL WITH THE ADVISER. The following table shows each Independent Trustee's direct and/or beneficial ownership of securities in entities controlling, controlled by, or under common control with the Adviser. Wells Real Estate Estate Investment Trust II, Inc. ("Wells REIT II") is an affiliated real estate investment trust which is controlled by Leo F. Wells III and affiliated entities. Wells Real Estate Fund III ("Wells LP III") is a limited partnership for which entities controlled by Leo F. Wells III act as General Partner. Information is provided as of December 31, 2007.

Name of                           Name of                                                Value of    Percentage
Trustee                           Owners             Company         Title of Class     Securities    of Class
---------------------------------------------------------------------------------------------------------------
Williams H. Keogler, Jr.            N/A                N/A                 N/A              N/A          N/A

Neil H. Strickland         Neil H. Strickland     Wells LP III    Limited Partnership    $ 10,071      0.0869%
                           IRA                                    Interests

W. Wayne Woody             W. Wayne Woody         Wells REIT II   Common Stock           $  9,050      0.0002%
                           & Rebecca Woody

      TRUSTEE COMPENSATION. No director, officer or employee of the Adviser or the Underwriter will receive any compensation from the Trust for serving as an officer or Trustee of the Trust. Each Trustee who is not an "interested person" of the Trust receives from the Trust an annual retainer of $6,000, payable quarterly, plus a fee of $2,500 for attendance at each meeting of the Board of Trustees and a fee of $1,500 for attendance at each Committee meeting (except that the Chairman of a Committee receives $2,000 for attendance at Committee meetings), plus reimbursement of travel and other expenses incurred in attending meetings. The following table provides compensation amounts paid during 2007 to the Trustees of the Trust:

                                                                                       Total Compensation
                            Aggregate          Pension or       Estimated Annual       From the Trust and
                           Compensation        Retirement         Benefits Upon      From Wells REIT II and
Trustee                   From the Trust    Benefits Accrued       Retirement      Wells Timberland REIT, Inc.
--------------------------------------------------------------------------------------------------------------
Michael R. Buchanan*        $ 18,500              None                None                   $ 18,500
Richard W. Carpenter*         18,500              None                None                     77,750
Bud Carter*                   16,000              None                None                     75,000
William H. Keogler, Jr.       32,000              None                None                     32,000
Donald S. Moss*               32,000              None                None                    101,000
Neil H. Strickland            24,000              None                None                     92,750
W. Wayne Woody                36,500              None                None                     52,500
Leo F. Wells III**             None               None                None                      None

*     Former Trustee,  resigned as of June 27, 2008.
**    "Interested  person" of the Trust as defined by the 1940 Act.

THE INVESTMENT ADVISER
----------------------

      Wells Asset Management, Inc. (the "Adviser"), 6200 The Corners Parkway, Norcross, Georgia 30092, is the Fund's investment manager. Leo F. Wells III, as the controlling shareholder of the Adviser, may directly or indirectly receive benefits from the advisory fees paid to the Adviser. Mr. Wells is also the controlling shareholder of the Underwriter and a Trustee of the Trust.

      Under the terms of the Advisory Agreement between the Trust and the Adviser, the Adviser provides general investment supervisory services to the Funds and manages the Funds' business affairs. Each Fund pays the Adviser a fee, computed and accrued daily and paid monthly, at the following annual rate:

      U.S. Index Fund -- 0.55% of average daily net assets
      Global Index Fund -- 0.50% of average daily net assets

      The following table shows for each of the past three fiscal years the dollar amount of advisory fees accrued by the Funds, the amount of fees waived by the Adviser, and the actual fees received by the Adviser.

U.S. INDEX FUND
Fiscal Year Ended       Advisory Fees Accrued      Advisory Fees Waived     Advisory Fees Received
-----------------       ---------------------      --------------------     ----------------------
   12-31-07                  $1,940,020                  $128,720                 $1,811,300
   12-31-06                  $1,915,148                  $311,311                 $1,603,837
   12-31-05                  $1,658,000                  $456,628                 $1,201,372

GLOBAL INDEX FUND
Fiscal Year Ended       Advisory Fees Accrued      Advisory Fees Waived     Advisory Fees Received
-----------------       ---------------------      --------------------     ----------------------
   12-31-07                   $109,450                   $109,450                    None

      Under the terms of an Expense Waiver and Reimbursement Agreement between the Adviser and each Fund, the Adviser has agreed to waive its fees and reimburse expenses in order to limit the total annual ordinary operating expenses of the Funds as follows:

--------------------------------------------------------------------------------
                                  ANNUAL OPERATING       EXPIRATION OF AGREEMENT
FUND/SHARE CLASS                   EXPENSE LIMIT         TO LIMIT EXPENSES
--------------------------------------------------------------------------------
U.S. Index Fund (Class A)               0.99%            May 1, 2009
--------------------------------------------------------------------------------
U.S. Index Fund (Class B)               1.74%            May 1, 2009
--------------------------------------------------------------------------------
U.S. Index Fund (Class C)               1.74%            May 1, 2009
--------------------------------------------------------------------------------
U.S. Index Fund (Class I)               0.74%            May 1, 2015
--------------------------------------------------------------------------------
Global Index Fund (Class A)             1.09%            December 31, 2009
--------------------------------------------------------------------------------
Global Index Fund (Class C)             1.84%            December 31, 2009
--------------------------------------------------------------------------------
Global Index Fund (Class I)             0.84%            December 31, 2009
--------------------------------------------------------------------------------

      Each Fund is responsible for the payment of all expenses incurred in connection with the registration of shares and operations of the Fund, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, expenses related to the distribution of the Fund's shares (see "Distribution Plans"), insurance expenses, taxes or governmental fees, fees and expenses of the Custodian, transfer agent and accounting and pricing agent of the Fund, fees and expenses of members of the Board of Trustees who are not interested persons of the Trust, the cost of preparing and distributing Prospectuses, statements, reports and other documents to shareholders, expenses of shareholders' meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, such as litigation to which a Fund may be a party. Each Fund may have an obligation to indemnify the Trust's officers and Trustees with respect to such litigation, except in instances of willful misfeasance, bad faith, gross negligence or reckless disregard by such officers and Trustees in the performance of their duties. The compensation and expenses of any officer, Trustee or employee of the Trust who is an officer, director, employee or stockholder of the Adviser are paid by the Adviser.

      By its terms, the Advisory Agreement for each Fund will remain in force from year to year, provided such continuance is approved at least annually by
(1) the Board of Trustees or (2) a vote of a majority of the Fund's outstanding voting shares; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval. Each Fund's Advisory Agreement may be terminated at any time, on sixty days written notice, without the payment of any penalty, by the Board of Trustees, by a vote of a majority of the Fund's outstanding voting shares, or by the Adviser. Each Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

THE SUB-ADVISER
---------------

      The Tuckerman Group LLC (the Sub-Adviser) manages each Fund's investments pursuant to a Sub-Advisory Agreement between the Sub-Adviser, the Adviser and the Trust (the "Sub-Advisory Agreement"). The Sub-Adviser is a registered investment adviser located at 4 International Drive, Rye Brook, New York 10573. The Sub-Adviser is a member of State Street Global Alliance, LLC, a jointly owned subsidiary of State Street Global Advisors, the investment management arm of State Street Corporation, and the Dutch pension fund Stichting Pensioenfonds ABP, the world's second largest pension fund. The Sub-Adviser has assets under management of more than $7.6 billion in real estate and real estate securities as of December 31, 2007.

      The Sub-Adviser has served as sub-adviser to the U.S. Index Fund since December 5, 2007. Under the terms of the Sub-Advisory Agreement for the U.S. Index Fund, the Adviser (not the Fund) pays the Sub-Adviser a monthly fee computed at an annual rate of .09% of the value of the Fund's average daily net assets. For the period December 5, 2007 through December 31, 2007, the Adviser paid sub-advisory fees to the Sub-Adviser of $19,530 with respect to the U.S. Index Fund. Prior to December 5, 2007, PADCO Advisors, Inc., d/b/a Rydex Investments ("Rydex"), served as the sub-adviser to the U.S. Index Fund. The Adviser (not the Fund) paid Rydex a monthly fee computed at an annual rate of ..10% of the value of the Fund's average daily net assets (subject to a minimum annual fee of $200,000). For the fiscal years ended December 31, 2007, 2006 and 2005, the Adviser paid sub-advisory fees to Rydex of $365,889, $459,831 and $547,407, respectively, with respect to the U.S. Index Fund.

      Under the terms of the Sub-Advisory Agreement for the Global Index Fund, the Adviser (not the Fund) pays the Sub-Adviser a monthly fee computed at an annual rate of .25% of the value of the Fund's average daily net assets. Prior to December 18, 2007, the sub-advisory fee for the Global Index Fund was computed at an annual rate of .35% of the value of the Fund's average daily net assets up to $50 million, .30% of the next $50 million of such assets and .25% of such assets in excess of $100 million (subject to a minimum annual fee of $150,000). For the fiscal year ended December 31, 2007, the Adviser paid sub-advisory fees to the Sub-Adviser of $146,922 with respect to the Global Index Fund.

      By their terms, the Sub-Advisory Agreement for the U.S. Index Fund will remain in force until December 5, 2009 and the Sub-Advisory Agreement will remain in force until December 19, 2008; thereafter, the Sub-Advisory Agreement for each Fund will remain in force from year to year, provided such continuance is approved at least annually by (1) the Board of Trustees or (2) a vote of the majority of the applicable Fund's outstanding voting shares; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on such approval. Each Sub-Advisory Agreement may be terminated at any time, on sixty days written notice, without payment of any penalty, by the Board of Trustees, by a vote of a majority of the applicable Fund's outstanding voting shares, or by Sub-Adviser. Each Sub-Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

PORTFOLIO MANAGERS
------------------

      Each Fund's portfolio managers are Amos J. Rogers, III and Sophia Banar. In this role they are responsible for the day-to-day investment management of the Funds. Since 2003, Mr. Rogers has been a Managing Director and Portfolio Manager with the Sub-Adviser. Ms. Banar has worked for the Sub-Adviser since 2006 and is currently a Senior Analyst and Assistant Portfolio Manager with the Sub-Adviser.

OTHER ACCOUNTS MANAGED (AS OF DECEMBER 31, 2007)

      The portfolio managers are also responsible for the day-to-day management of other accounts, as indicated by the following table.

----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Number of        Total Assets of
                                                                            Total Assets    Accounts Managed    Accounts Managed
                                                        Total Number of       of Other     with Advisory Fee   with Advisory Fee
     Name of                                            Other Accounts        Accounts          Based on            Based on
Portfolio Manager         Type of Accounts                  Managed           Managed         Performance         Performance
----------------------------------------------------------------------------------------------------------------------------------
Amos J. Rogers III        Registered Investment Companies:      3          $  2.4 billion          0                $     0
                          Other Pooled Investment Vehicles:    14          $  1.7 billion          0                $     0
                          Other Accounts:                      57          $  1.7 billion          0                $     0
----------------------------------------------------------------------------------------------------------------------------------
Sophia Banar              Registered Investment Companies:      3          $  2.4 billion          0                $     0
                          Other Pooled Investment Vehicles:    14          $  1.7 billion          0                $     0
                          Other Accounts:                      57          $  1.7 billion          0                $     0
----------------------------------------------------------------------------------------------------------------------------------

POTENTIAL CONFLICTS OF INTEREST

      The portfolio managers' management of other accounts may give rise to potential conflicts of interest in connection with their management of the Funds' investments, on the one hand, and the investments of the other accounts, on the other. A potential conflict of interest may arise where another account has the same investment objective as a Fund, whereby the portfolio managers could favor one account over another. Another potential conflict could include the portfolio managers' knowledge about the size, timing and possible market impact of Fund trades, whereby the portfolio managers could use this information to the advantage of other accounts and to the disadvantage of a Fund. However, the Sub-Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

COMPENSATION

      The Sub-Adviser's reward program is intended to enable the firm to effectively attract and retain talented people. The Sub-Adviser's compensation philosophy recognizes that:

      - The Sub-Adviser's success is market-driven. The firm's total reward package (salary, incentives, equity, benefits, and perquisites) targets market practices and is driven by both company and individual performance.
      - The Sub-Adviser's reward program seeks to recognize and preserve the firm's unique culture and team orientation.
      -     The Sub-Adviser recognizes and rewards outstanding performance.
      - The Sub-Adviser promotes executive employee ownership to connect employees directly to the company's success.
      - The Sub-Adviser uses reward to reinforce mission, vision, and business strategy. All employees are eligible to share in the success of the Sub-Adviser.

Finally, the Sub-Adviser's employee compensation package consists of the following:

      o     Base salary
      o     Performance bonus (incentive pool)
      o Equity ownership (offered to certain eligible senior investment professionals)

      The specific compensation of the Sub-Adviser's investment professionals, including Mr. Rogers and Ms. Banar, is based on a number of factors. The first factor considered is external market. Through an extensive compensation survey process, SSgA Funds Management, Inc. ("SSgA"), an entity affiliated with the Sub-Adviser, seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and long term incentive (i.e., equity). The second factor taken into consideration is the size of the pool available for this compensation. SSgA is a part of State Street Corporation, and therefore works within its corporate environment in determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of SSgA and the Sub-Adviser. The determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone's compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining incentive equity allocations.

OWNERSHIP OF FUND SHARES

      The portfolio managers did not own any shares of the Funds as of December 31, 2007.

THE UNDERWRITER
---------------

      Wells Investment Securities, Inc. (the "Underwriter"), 6200 The Corners Parkway, Norcross, Georgia 30092, is the principal underwriter of each Fund and, as such, is the exclusive agent for distribution of shares of the Funds. The Underwriter is obligated to sell the shares on a best efforts basis only against purchase orders for the shares. Shares of the Funds are offered to the public on a continuous basis.

      During the fiscal years ended December 31, 2007, 2006 and 2005, the aggregate commissions collected on sales of the U.S. Index Fund's Class A shares were $709,884, $931,641 and $974,695, respectively, of which the Underwriter paid $604,965, $804,309 and $840,484, respectively, to unaffiliated broker-dealers in the selling network and retained $104,919, $127,332 and $134,211 respectively, from underwriting and broker commissions. During the fiscal years ended December 31, 2007, 2006 and 2005, the Underwriter collected $185,304, $131,095 and $151,261, respectively, in contingent deferred sales charges on redemptions of the U.S. Index Fund's Class B shares, and collected $17,658, $8,245 and $15,863, respectively, in contingent deferred sales charges on redemptions of the U.S. Index Fund's Class C shares. During the fiscal year ended December 31, 2007, the aggregate commissions collected on sales of the Global Index Fund's Class A shares were $466,980, of which the Underwriter paid $397,577 to unaffiliated broker-dealers in the selling network and retained $69,403 from underwriting and broker commissions. During the fiscal year ended December 31, 2007, the Underwriter collected $5,440 in contingent deferred sales charges on redemptions of the Global Index Fund's Class C shares.

      The Funds may compensate dealers, including the Underwriter and its affiliates, based on the average balance of all accounts in a Fund for which the dealer is designated as the party responsible for the account. See "Distribution Plans" below.

      By its terms, the Trust's Underwriting Agreement will remain in force from year to year, provided such continuance is approved at least annually by (1) the Board of Trustees or (2) a vote of the majority of a Fund's outstanding voting shares; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval. The Underwriting Agreement may be terminated at any time, on sixty days written notice, without payment of any penalty, by the Board of Trustees, by a vote of the majority of a Fund's outstanding voting shares, or by the Underwriter. The Underwriting Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

      Leo F. Wells III is an affiliated person of both the Trust and the Underwriter.

DISTRIBUTION PLANS
------------------

      CLASS A SHARES - As stated in the Prospectus for Class A shares, each Fund has adopted a plan of distribution with respect to the Class A shares of the Fund (the "Class A Plan") pursuant to Rule 12b-1 under the 1940 Act which permits the Fund to pay for expenses incurred in connection with the distribution and promotion of its Class A shares, including, but not limited to, the printing of prospectuses, statements of additional information and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, promotion, marketing and sales expenses, and other distribution-related expenses, including any distribution fees paid to securities dealers or other firms who have executed a distribution or service agreement with the Underwriter. The Class A Plan expressly limits payment of the distribution expenses listed above in any fiscal year to a maximum of .25% of the average daily net assets of each Fund allocable to its Class A shares. Unreimbursed expenses will not be carried over from year to year. During the fiscal year ended December 31, 2007, Class A shares of the U.S. Index Fund and the Global Index Fund paid $606,686 and $34,350, respectively, in distribution expenses, all of which was spent on compensation to broker-dealers.

      CLASS B SHARES - As stated in the Prospectus for Class B shares, the U.S. Index Fund has also adopted a plan of distribution with respect to the Class B of the Fund (the "Class B Plan"). The Class B Plan provides for two categories of payments. First, the Class B Plan provides for the payment to the Underwriter of an account maintenance fee, in an amount equal to an annual rate of .25% of the Fund's average daily net assets allocable to Class B shares, which may be paid to other brokers based on the average value of the Fund's Class B shares owned by clients of such brokers. In addition, the U.S. Index Fund may pay up to an additional .75% per annum of its daily net assets allocable to Class B shares for expenses incurred in the distribution and promotion of the shares, including but not limited to, prospectus costs for prospective shareholders, costs of responding to prospective shareholder inquiries, payments to brokers and dealers for selling and assisting in the distribution of such shares, costs of advertising and promotion and any other expenses related to the distribution of such shares. Unreimbursed expenditures will not be carried over from year to year. The U.S. Index Fund may make payments to dealers and other persons in an amount up to .75% per annum of the average value of Class B shares owned by their clients, in addition to the .25% account maintenance fee described above. During the fiscal year ended December 31, 2007, Class B shares of the U.S. Index Fund paid $620,332 in distribution expenses, all of which was spent on compensation to broker-dealers.

      CLASS C SHARES - As stated in the Prospectus for Class C shares, each Fund has also adopted a plan of distribution with respect to the Class C shares of the Fund (the "Class C Plan"). The Class C Plan provides for two categories of payments. First, the Class C Plan provides for the payment to the Underwriter of an account maintenance fee, in an amount equal to an annual rate of .25% of a Fund's average daily net assets allocable to Class C shares, which may be paid to other brokers based on the average value of the Fund's Class C shares owned by clients of such brokers. In addition, a Fund may pay up to an additional .75% per annum of its daily net assets allocable to Class C shares for expenses incurred in the distribution and promotion of the shares, including but not limited to, prospectus costs for prospective shareholders, costs of responding to prospective shareholder inquiries, payments to brokers and dealers for selling and assisting in the distribution of such shares, costs of advertising and promotion and any other expenses related to the distribution of such shares. Unreimbursed expenditures will not be carried over from year to year. Each Fund may make payments to dealers and other persons in an amount up to .75% per annum of the average value of Class C shares owned by their clients, in addition to the .25% account maintenance fee described above. During the fiscal year ended December 31, 2007, Class C shares of the U.S. Index Fund and the Global Index Fund paid $824,348 and $45,564, respectively, in distribution expenses, all of which was spent on compensation to broker-dealers.

      CLASS I SHARES - The Funds have not adopted a plan of distribution with respect to Class I shares.

      GENERAL INFORMATION. The continuance of the Class A Plan, Class B Plan and Class C Plan (each a "Plan" and collectively the "Plans") must be specifically approved at least annually by a vote of the Board of Trustees and by a vote of the Independent Trustees who have no direct or indirect financial interest in the Plans at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of the applicable class of a Fund. In the event a Plan is terminated in accordance with its terms, a Fund will not be required to make any payments for expenses incurred after the termination date. The Plans may not be amended to increase materially the amount to be spent under the Plans without shareholder approval. All material amendments to the Plans must be approved by a vote of the Board of Trustees and by a vote of the Independent Trustees.

      In approving the Plans, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plans will benefit each Fund and its shareholders. The Board of Trustees believes that expenditure of a Fund's assets for distribution expenses under the

Plans should assist in the growth of the Fund which will benefit the Fund and its shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies. The Plans will be renewed only if the Trustees make a similar determination for each subsequent year of the Plans. There can be no assurance that the benefits anticipated from the expenditure of a Fund's assets for distribution will be realized. While the Plans are in effect, all amounts spent by a Fund pursuant to the Plans and the purposes for which expenditures were made must be reported quarterly to the Board of Trustees for its review. Distribution expenses attributable to the sale of more than one class of shares of a Fund will be allocated at least annually to each class of shares based upon the ratio in which the sales of each class of shares bears to the sales of all the shares of the Fund. In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period.

      By reason of his controlling interest in the Adviser and the Underwriter, Leo F. Wells III may be deemed to have a financial interest in the operation of the Plans.

SECURITIES TRANSACTIONS
-----------------------

      Decisions regarding the placing of the Funds' securities transactions and negotiation of commission rates where applicable are made by the Sub-Adviser and are subject to review by the Board of Trustees. In the purchase and sale of portfolio securities, the Sub-Adviser seeks best execution for the Funds, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Sub-Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. During the fiscal years ended December 31, 2007, 2006 and 2005, the U.S. Index Fund paid brokerage commissions of $152,552, $82,460 and $64,804, respectively. The higher amount of brokerage commissions paid by the U.S. Index Fund during the fiscal year ended December 31, 2007 was primarily due to a change in the Fund's benchmark from the S&P U.S. REIT Composite Index to the Dow Jones Wilshire Real Estate Investment Trust Index, which resulted in more changes to the portfolio than would be typical for the Fund. During the fiscal year ended December 31, 2007, the Global Index Fund paid brokerage commissions of $22,232.

      The Sub-Advisory Agreements authorize the Sub-Adviser to select brokers to buy and sell securities for the Funds who also provide brokerage and research services to the Funds and/or other accounts over which the Sub-Adviser exercises investment discretion and to pay such brokers a commission in excess of the commission another broker would charge if the Sub-Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Sub-Adviser's overall responsibilities with respect to the Funds and to accounts over which it exercises investment discretion.

      Research services include securities and economic analyses, reports on issuers' financial conditions and future business prospects, newsletters and opinions relating to economic trends, general advice on the relative merits of possible investment securities for the Funds and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Funds and the Sub-Adviser, it is not possible to place a dollar value on it. Research services furnished by brokers through whom the Funds effect securities transactions may be used by the Sub-Adviser in servicing all of its accounts and not all such services may be used by the Sub-Adviser in connection with the Funds.

      The Sub-Adviser may aggregate purchase and sale orders for the Funds and its other clients if it believes such aggregation is consistent with its duties to seek best execution for the Funds and its other clients. The Sub-Adviser will not favor any advisory account over any other account, and each account that participates in an aggregated order will participate at the average share price for all transactions of the Sub-Adviser in that security on a given day, with all transaction costs shared on a pro rata basis.

      Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Funds may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust, the Adviser, the Sub-Adviser or the Underwriter.

      The Funds have no obligation to deal with any broker or dealer in the execution of securities transactions. However, the Underwriter and other affiliates of the Trust, the Adviser or the Sub-Adviser may effect securities transactions which are executed on a national securities exchange or transactions in the over-the-counter market conducted on an agency basis. The Funds will not effect any brokerage transactions in their portfolio securities with the Underwriter or other affiliates if such transactions would be unfair or unreasonable to its shareholders. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers. Although the Funds do not anticipate any ongoing arrangements with any brokerage firms, brokerage business may be transacted from time to time with various firms.
Neither the Underwriter nor affiliates of the Trust, the Adviser or the Sub-Adviser will receive reciprocal brokerage business as a result of the brokerage business transacted by the Funds with any brokers.

      CODE OF ETHICS. The Trust, the Adviser, the Sub-Adviser and the Underwriter have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act which permits personnel to invest in securities for their own accounts, subject to certain conditions, including securities that may be purchased or held by the Funds. The Codes of Ethics adopted by the Trust, the Adviser, the Sub-Adviser and the Underwriter are on public file with, and are available from, the Securities and Exchange Commission.

      PROXY VOTING POLICIES AND PROCEDURES. The Trust has delegated to the Adviser and the Sub-Adviser the responsibility of voting proxies for the Funds. The Adviser and the Sub-Adviser have adopted Proxy Voting Policies and Procedures that describe how each Fund intends to vote proxies relating to portfolio securities. The Proxy Voting Policies and Procedures of the Adviser and the Sub-Adviser are attached to this Statement of Additional Information as Appendix A. Information regarding how each Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling 1-888-726-0753, or on the Securities and Exchange Commission's website at http://www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICY
------------------------------------

      The Board of Trustees of the Trust has adopted policies to govern the circumstances under which disclosure regarding portfolio securities held by the Funds, and disclosure of purchases and sales of such securities, may be made to shareholders of the Funds or other persons. These policies include the following:

      o Public disclosure regarding the portfolio securities held by the Funds is made quarterly in Annual Reports and Semi-Annual Reports to Shareholders, and in quarterly holdings reports on Form N-Q ("Official Reports"). Except for such Official Reports and as otherwise expressly permitted herein, shareholders and other persons may not be provided with information regarding portfolio securities held, purchased or sold by the Funds.

      o Information regarding portfolio securities, and other information regarding the investment activities of the Funds, may be disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Funds, but only if such disclosure has been approved by the Chief Compliance Officer of the Trust.

      o These policies relating to disclosure of the Funds' holdings of portfolio securities do not prohibit: (i) disclosure of information to the Funds' investment advisers or to other Fund service providers, including but not limited to the Fund's administrator, distributor, Custodian, legal counsel and auditors, or to brokers and dealers through which the Funds purchase and sell portfolio securities; and (ii) disclosure of holdings of or transactions in portfolio securities by the Funds that is made on the same basis to all shareholders of the Funds.

      o The Chief Compliance Officer may approve other arrangements, not described herein, under which information relating to portfolio securities held by the Funds, or purchased or sold by the Funds (other than information contained in Official Reports), is disclosed to any shareholder or other person. The Chief Compliance Officer shall approve such an arrangement only if she concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Funds and is unlikely to affect adversely the Funds or any shareholder of the Funds. The Chief Compliance Officer shall inform the Board of Trustees of any such arrangements that are approved, and the rationale supporting approval.

      o Neither the Funds' investment advisers nor the Trust (or any affiliated person, employee, officer, trustee or director of an investment adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to portfolio securities held, purchased or sold by the Funds.

      Consistent with the above policies, the Trust has disclosed non-public portfolio information about the Funds to the following: the Adviser, the Sub-Adviser, the Underwriter and the Funds' Custodian, legal counsel, independent registered public accounting firm, administrator/transfer agent and financial printers and typesetters.

PORTFOLIO TURNOVER
------------------

      Each Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year, exclusive of short-term investments, by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Fund, and may result in the Fund recognizing greater amounts of capital gains, which would increase the amount of capital gains which the Fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid federal income or excise taxes. See "Taxes." The Adviser anticipates that each Fund's portfolio turnover rate normally will not exceed 50%. A 100% turnover rate would occur if all of a Fund's portfolio securities were replaced once within a one year period.

      Generally, each Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon cash flows into and out of a Fund, changes in the Fund's corresponding Index and market and other conditions, and portfolio turnover will not be a limiting factor when the Sub-Adviser believes that portfolio changes are appropriate. For the fiscal years ended December 31, 2007, 2006 and 2005, the U.S. Index Fund's portfolio turnover rate was 28%, 20% and 18%, respectively. For the fiscal year ended December 31, 2007, the Global Index Fund's portfolio turnover rate was 18%.

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE
----------------------------------------------------

      The share price (net asset value) and the public offering price (net asset value plus applicable sales load) of each class of shares of a Fund are determined as of the close of the regular session of trading on the New York Stock Exchange (the "NYSE") (normally 4:00 p.m., Eastern time) on each day the Trust is open for business. The Trust is open for business on every day except Saturdays, Sundays, the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas, and any other day the NYSE is closed for trading. The Trust may also be open on other days in which there is sufficient trading in a Fund's portfolio securities that its net asset value might be materially affected.

      In valuing the assets of the Funds for purposes of computing net asset value, securities are generally valued at market value as of the close of trading on each business day when the NYSE is open. Securities which are traded on stock exchanges are valued at the closing sales price on the principal exchange where the security is traded or, if not traded on a particular day, at the closing bid price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities traded in the over-the-counter market are valued at their last sale price or, if not available, at their last bid price as quoted by brokers that make markets in the securities. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. Debt securities are valued at their current market value when available or at their fair value, which for securities with remaining maturities of 60 days or less has been determined in good faith to be represented by amortized cost value, absent unusual circumstances. One or more pricing services may be utilized to determine the fair value of securities held by the Funds. The Board of Trustees will review and monitor the methods used by such services to assure itself that securities are appropriately valued.

      The value of non-dollar denominated portfolio instruments held by the Global Index Fund will be determined by converting all assets and liabilities initially expressed in foreign currency values into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S. dollars as last quoted by any recognized dealer. If such quotations are not available, the rate of exchange will be determined in accordance with policies established in good faith by the Board of Trustees. Gains or losses between trade and settlement dates resulting from changes in exchange rates between the U.S. dollar and a foreign currency are borne by the Global Index Fund. To protect against such losses, the Fund may enter into forward foreign currency exchange contracts, which will also have the effect of limiting any such gains.

PURCHASES AND REDEMPTIONS OF SHARES
-----------------------------------

      The Prospectuses describe generally how to purchase and redeem shares of the Funds and explain any applicable sales loads. Additional information with respect to certain types of purchases of Class A shares of the Funds is set forth below.

      RIGHT OF ACCUMULATION. A "purchaser" (as defined below) of Class A shares of a Fund has the right to combine the current net asset value of his existing Class A shares with the amount of his current purchases in order to take advantage of the reduced sales loads set forth in the tables in the Prospectus for Class A shares. The purchaser or his dealer must notify Ultimus Fund Solutions, LLC (the "Transfer Agent") that an investment qualifies for a reduced sales load. The reduced sales load will be granted upon confirmation of the purchaser's holdings by the Fund.

      LETTER OF INTENT. The reduced sales loads set forth in the tables in the Prospectus for Class A shares may also be available to any "purchaser" (as defined below) of Class A shares of a Fund who submits a Letter of Intent to the Transfer Agent. The Letter must state an intention to invest in the Fund within a thirteen month period a specified amount which, if made at one time, would qualify for a reduced sales load. A Letter of Intent may be submitted with a purchase at the beginning of the thirteen month period or within ninety days of the first purchase under the Letter of Intent. Upon acceptance of this Letter, the purchaser becomes eligible for the reduced sales load applicable to the level of investment covered by such Letter of Intent as if the entire amount were invested in a single transaction.

      The Letter of Intent is not a binding obligation on the purchaser to purchase, or the Fund to sell, the full amount indicated. During the term of a Letter of Intent, shares representing 5% of the intended purchase will be held in escrow. These shares will be released upon the completion of the intended investment. If the Letter of Intent is not completed during the thirteen month period, the applicable sales load will be adjusted by the redemption of sufficient shares held in escrow, depending upon the amount actually purchased during the period. The minimum initial investment under a Letter of Intent is $10,000.

      A ninety-day backdating period can be used to include earlier purchases at the purchaser's cost (without a retroactive downward adjustment of the sales load). The thirteen month period would then begin on the date of the first purchase during the ninety-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Letter of Intent. The purchaser or his dealer must notify the Transfer Agent that an investment is being made pursuant to an executed Letter of Intent.

      OTHER INFORMATION. For purposes of determining the applicable sales load and for purposes of the Letter of Intent and Right of Accumulation privileges, a purchaser includes an individual, his or her spouse and their children under the age of 21, purchasing shares for his, her or their own account; a trustee or other fiduciary purchasing shares for a single fiduciary account although more than one beneficiary is involved; employees of a common employer, provided that economies of scale are realized through remittances from a single source and quarterly confirmation of such purchases; or an organized group, provided that the purchases are made through a central administration, or a single dealer, or by other means which result in economy of sales effort or expense. Contact the Transfer Agent for additional information concerning purchases at net asset value or at reduced sales loads.

      The Underwriter reallows to dealers a portion (up to 3.50% of the public offering price) of front-end sales loads collected on sales of Class A shares of the Funds. The Funds do not impose a sales load or impose a reduced sales load in connection with purchases of Class A shares of the Funds made under the reinvestment privilege or the purchases described in the "Reduced Sales Loads" or "Purchases at Net Asset Value" sections in the Prospectus for Class A shares because such purchases require minimal sales effort by the Underwriter. Purchases described in the "Purchases at Net Asset Value" section may be made for investment only, and the shares may not be resold except through redemption by or behalf of the Funds.

      REDEMPTIONS IN-KIND. Each Fund may process any redemption request in excess of $250,000 or 1% of a Fund's assets (whichever is less) by paying redemption proceeds in whole or in part in securities of the Fund taken at current value. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash. Portfolio securities which are issued in an in-kind redemption will be readily marketable.

TAXES
-----

      The Prospectuses describe generally the tax treatment of distributions by the Funds. This section of the Statement of Additional Information includes additional information concerning federal taxes.

      Each Fund has qualified and intends to continue to qualify annually for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. To so qualify a Fund must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies or from net income derived from an interest in a qualified publicly traded partnership ("PTP"); and
(2) diversity its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer); and (b) not more than 25% of the value of the Fund's total assets is invested in securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, the securities of any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs. For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying income for a regulated investment company.

      A Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.

      A federal excise tax at the rate of 4% will be imposed on the excess, if any, of a Fund's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of the calendar year plus undistributed amounts from prior years. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax.

      If the Global Index Fund purchases shares in a "passive foreign investment company" ("PFIC"), the Fund may be subject to federal income tax and an interest charge imposed by the IRS on certain "excess distributions" received from the PFIC or on a gain from the sale of stock in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Global Index Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require the Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Global Index Fund may limit and/or manage its holdings in PFICs to minimize its tax liability or maximize its returns from these investments. Because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, however, the Global Index Fund may incur the tax and interest charges described above in some instances.

      TAXATION OF THE SHAREHOLDER. Dividends from net investment income and net short-term capital gains are generally taxable to the shareholder as ordinary income. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time shares of the Fund are held. Distributions are taxable, whether received in cash or reinvested in shares of the Funds.

      Individual shareholders may benefit from lower rates applicable to long-term capital gains on certain distributions that are attributable to certain dividends received by the Funds from U.S. corporations and certain foreign corporations ("Qualified Dividends"). Such dividends are scheduled to be taxed at ordinary income rates starting in 2011 . It appears that for an individual shareholder to benefit from the lower tax rate on Qualified Dividends, the shareholder must hold shares in the Fund, and the Fund must hold shares in the dividend-paying corporation at least 61 days during a prescribed period. Under current IRS practice, the prescribed period is the 121-day period beginning 60 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. Furthermore, in determining the holding period for this purpose, any period during which the recipient's risk of loss is offset by means of options, short sales or similar instruments is not included. Additionally, an individual shareholder would not benefit from the lower tax rate to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

      Each shareholder is advised annually of the source of distributions for federal income tax purposes. A shareholder who is not subject to federal income tax will not be required to pay tax on distributions received.

      If a shareholder fails to furnish his social security or other tax identification number or to certify properly that it is correct, a Fund may be required to withhold federal income tax at the rate of 28% (backup withholding) from dividend, capital gain and redemption payments to him. Dividend and capital gains distributions may also be subject to backup withholding if the shareholder fails to certify properly that he is not subject to backup withholding.

      Taxable distributions are generally included in a shareholder's gross income for the taxable year in which they are received. However, dividends declared in October, November and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by the Fund during the following January.

      Distributions by a Fund will result in a reduction in the market value of the Fund's shares. Should a distribution reduce the market value below a shareholder's cost basis, such distribution would be taxable to the shareholder as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of such shares includes the amount of any forthcoming distribution so that those investors may receive a return of investment upon distribution which will, nevertheless, be taxable to them.

      A redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized. Investors should consult their tax advisor regarding the effect of federal, state, local, and foreign taxes on an investment in the Funds.

      Any loss arising from the sale or redemption of shares of a Fund held for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any amount of capital gain dividends received by the shareholder with respect to such Fund shares. For purposes of determining whether shares of a Fund have been held for six months or less, a shareholder's holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

      Pursuant to recently issued Treasury Regulations directed at tax shelter activity, taxpayers are required to disclose to the Internal Revenue Service certain information on Form 8886 if they participate in a "reportable transaction". A transaction may be a "reportable transaction" based upon any of several indicia with respect to a shareholder, including the existence of significant book-tax differences or the recognition of a loss in excess of certain thresholds. Under new legislation a significant penalty is imposed on taxpayers who participate in a "reportable transaction" and fail to make the required disclosure. Investors should consult their own tax advisors concerning any possible disclosure obligation with respect to their investment in shares of the Funds.

      The Internal Revenue Code requires a REIT to distribute at least 90% of its taxable income to investors. In many cases, however, because of "non-cash" expenses such as property depreciation, an equity REIT's cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield (in other words, provide investors with a higher distribution). This portion of the distribution is classified as return of capital. The portion of your distributions that is classified as a return of capital is generally not taxable to you. However, when you receive a return of capital, your cost basis (that is, the adjusted cost of your investment, which is used to determine a capital gain or loss for tax purposes) is decreased by the amount of the return of capital. This, in turn, will affect the capital gain or loss you realize when you sell or exchange any of your Fund shares.

      Two other important tax considerations about the return of capital:

      * If you do not reinvest your distributions (that is, you receive your distributions in cash), your original investment in the Fund will be reduced by the amount of return of capital and capital gains included in the distribution.

      * A return of capital is generally not taxable to you; however, any return of capital distribution would be taxable as a capital gain once your cost basis is reduced to zero (which could happen if you do not reinvest your distributions and return of capital in those distributions is significant).

      Information set forth in the Prospectuses and this Statement of Additional Information which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting shareholders. No attempt has been made to present a detailed explanation of the federal income tax treatment of the Funds or their shareholders and this description is not intended as a substitute for federal tax planning. Accordingly, shareholders of the Funds are urged to consult their tax advisors with specific reference to their own tax situation. In addition, the tax discussion in the Prospectuses and this Statement of Additional Information is based on tax laws and regulations which are in effect on the date of the Prospectuses and this Statement of Additional Information; these laws and regulations may be changed by legislative or administrative action.

HISTORICAL PERFORMANCE INFORMATION
----------------------------------

         From time to time, the Funds may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                 P (1+T)^n = ERV

Where:

P =   a hypothetical initial payment of $1,000
T =   average annual total return
n =   number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

The calculation of average annual total return assumes the reinvestment of all dividends and distributions. It also assumes, with respect to Class A shares, the deduction of the current maximum initial sales load from the initial $1,000 payment and, with respect to Class B and Class C shares, the deduction from the ending redeemable value of the applicable deferred sales load at the times, in the amounts, and under the terms disclosed in the Prospectus. If a Fund (or class) has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.

      Each Fund may also quote average annual total return over the specified periods (1) after taxes on Fund distributions and (2) after taxes on Fund distributions and redemption of Fund shares at the end of the period. The calculations assume deduction of all taxes due on such Fund distributions. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. A Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

      The table below shows each Fund's average annual total returns for periods ended December 31, 2007. Average annual total returns are not presented for Class I shares of the Global Index Fund because such shares had not been in operation for a full year as of December 31, 2007.

U.S. INDEX FUND                                                           Since
                                                1 Year       5 Years     Inception    Inception Date
                                                ------       -------     ---------    --------------
Class A Shares                                                                        March 2, 1998
     Return Before Taxes                       -20.98%        15.26%        8.68%
     Return After Taxes on Distributions       -24.22%        12.55%        6.45%
     Return After Taxes on Distributions
         and Sale of Fund Shares               -10.01%        12.80%        6.65%

Class B Shares                                                                        May 7, 1999
     Return Before Taxes                       -21.41%        15.11%       11.55%
     Return After Taxes on Distributions       -24.48%        12.69%        9.50%
     Return After Taxes on Distributions
         and Sale of Fund Shares               -10.24%        12.85%        9.47%

Class C Shares                                                                        May 5, 1999
     Return Before Taxes                       -18.96%        15.31%       11.64%
     Return After Taxes on Distributions       -22.05%        12.90%        9.56%
     Return After Taxes on Distributions
         and Sale of Fund Shares                -8.63%        13.03%        9.53%

Class I Shares                                                                        August 25, 2003
     Return Before Taxes                       -17.45%                     14.97%
     Return After Taxes on Distributions       -20.92%                     11.97%
     Return After Taxes on Distributions
       and Sale of Fund Shares                  -7.55%                     12.47%

GLOBAL INDEX FUND                                                          Since
                                                1 Year       5 Years     Inception    Inception Date
                                                ------       -------     ---------    --------------
Class A Shares                                                                        December 29, 2006
     Return Before Taxes                       -16.75%                    -16.67%
     Return After Taxes on Distributions       -17.36%                    -17.28%
     Return After Taxes on Distributions
         and Sale of Fund Shares               -10.78%                    -14.45%

Class C Shares                                                                        December 29, 2006
     Return Before Taxes                       -14.72%                    -13.80%
     Return After Taxes on Distributions       -15.21%                    -14.29%
     Return After Taxes on Distributions
         and Sale of Fund Shares                -9.46%                    -11.95%

      Each Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from the average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. This computation does not include the effect of the applicable sales loads which, if included, would reduce total return. A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. For example, the average annual compounded rates of return (computed without the applicable sales load) of the U.S. Index Fund's Class A, Class B, Class C and Class I shares for the three years ended December 31, 2007 are 6.73%, 5.93%, 5.92% and 7.01%, respectively. A nonstandardized quotation of total return will always be accompanied by the Fund's average annual total return as described above.

      From time to time, each Fund may also advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                           Yield = 2[(a-b/cd+1)^6 - 1]
Where:

a =   dividends and interest earned during the period
b =   expenses accrued for the period (net of reimbursements)
c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d =   the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that the Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly paydowns of principal and interest, gain or loss attributable to actual monthly paydowns is accounted for as an increase or decrease to interest income during the period and discount or premium on the remaining security is not amortized. The yields of the U.S. Index Fund's Class A, Class B, Class C and Class I shares for the thirty days ended December 31, 2007 were 4.47%, 3.68%, 3.73% and 5.05%, respectively. The yields of the Global Index Fund's Class A, Class C and Class I shares for the thirty days ended December 31, 2007 were 2.15%, 1.53% and 2.51%, respectively.

      The performance quotations described above are based on historical earnings and are not intended to indicate future performance.

      Each Fund's performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Global Index Fund may compare its performance to the Dow Jones Wilshire Global

Real Estate Securities Index and the U.S. Index Fund may compare its performance to the Dow Jones Wilshire Real Estate Investment Trust Index, the S&P U.S. REIT Composite Index or the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged commons stocks that are publicly traded in the United States securities markets. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service, such as Lipper or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare a Fund's past performance to that of other mutual funds and investment products. Of course, past performance is no guarantee of future results.

o LIPPER ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o MORNINGSTAR, INC. rates NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for one month.

      Investors may use such performance comparisons to obtain a more complete view of a Fund's performance before investing. Of course, when comparing a Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for a Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund, assuming reinvestment of dividends, over a specified period of time.

      From time to time each Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. Each Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as Standard & Poor's Ratings Group and Moody's Investors Service, Inc.). Each Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. Each Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

PRINCIPAL SECURITY HOLDERS
--------------------------

      As of April 3, 2008, the following accounts were known by the Funds to own of record or beneficially 5% or more of the outstanding shares of the Fund or of a Class of shares of the Fund:

--------------------------------------------------------------------------------

NAME AND ADDRESS                            NAME OF FUND        % OF OUTSTANDING
                                              AND CLASS           SHARES OWNED
--------------------------------------------------------------------------------
Pershing LLC                               U.S. Index Fund -           7.3%
One Pershing Plaza                         Class I Shares
Jersey City, New Jersey 07303
--------------------------------------------------------------------------------
Sunrise Rotary Foundation                  U.S. Index Fund -          10.3%
P.O. Box 19048                             Class I Shares
Newbury Park, California 91319
--------------------------------------------------------------------------------
National Financial Services LLC            U.S. Index Fund -           6.9%
For the Exclusive Benefit of               Class I Shares
Adelle A. Webb
200  Liberty Street
New York, New York 10281
--------------------------------------------------------------------------------
Ameritrade, Inc.                           U.S. Index Fund -          10.0%
For the Exclusive Benefit of Customers     Class I Shares
P.O. Box 2226 Omaha, Nebraska 68103
--------------------------------------------------------------------------------
Frank A. & Karen D. Gottschalk             U.S. Index Fund -           6.0%
16316 Fallkirk Drive                       Class I Shares
Dallas, Texas 75248
--------------------------------------------------------------------------------
Charles Schwab & Co., Inc.                 Global Index Fund -         7.1%
Special Custody Account                    Class I Shares
101 Montgomery Street
San Francisco, California 94104
--------------------------------------------------------------------------------
SEI Private Trust Company                  Global Index Fund -        10.9%
One Freedom Valley Drive                   Class I Shares
Oaks, Pennsylvania 19456
--------------------------------------------------------------------------------

      As of April 3, 2008, the Trustees and officers as a group owned of record or beneficially 6.3% of the outstanding Class A shares of the Global Index Fund and less than 1% of the outstanding shares of the U.S. Index Fund.

CUSTODIAN
---------

      U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, has been retained to act as custodian for the Funds' investments. As custodian, U.S. Bank, N.A. acts as each Fund's depository, safe keeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
---------------------------------------------

      The firm of Ernst & Young LLP, 312 Walnut Street, Suite 1900, Cincinnati Ohio 45202, has been selected as the independent registered public accounting firm for the Trust for the fiscal year ending December 31, 2008. Ernst & Young LLP performs an annual audit of the Funds' financial statements, provides tax compliance services and advises the Funds as to certain accounting matters.

LEGAL COUNSEL
-------------

      Kilpatrick Stockton LLP, 1100 Peachtree Street, Suite 2800, Atlanta, Georgia 30309, serves as counsel to the Trust.

TRANSFER AGENT
--------------

      The Funds' transfer agent, Ultimus Fund Solutions, LLC ("Ultimus"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, maintains the records of each shareholder's account, answers shareholders' inquires concerning their accounts, processes purchases and redemptions of the Funds' shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. Ultimus receives from each Fund for its services as transfer agent a fee payable monthly at an annual rate of $20 per account, provided, however, that the minimum fee is $1,500 per month with respect to each Class of shares with 100 or more shareholders and $500 per month for each Class of shares with less than 100 shareholders. In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.

      Ultimus also provides accounting and pricing services to the Funds. For calculating daily net asset value per share and maintaining such books and records as are necessary to enable Ultimus to perform its duties, the U.S. Index Fund and the Global Index Fund pay Ultimus a base fee of $3,500 and $4,000 per month, respectively, plus an asset-based fee computed as a percentage of the Fund's average net assets. In addition, the Funds pay all costs of external pricing services.

      Ultimus also provides administrative services to the Funds. In this capacity, Ultimus supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. Ultimus supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the SEC and state securities commissions, and materials for meetings of the Board of Trustees. For the performance of these administrative services, each Fund pays Ultimus a fee at the annual rate of .08% of the average value of their daily net assets up to $500 million, .05% of the next $1.5 billion of such assets, .04% of the next $1 billion of such assets and .03% of such assets in excess of $3 billion, provided, however, that the minimum fee is $2,000 per month with respect to each Fund.

      During the past three fiscal years, Ultimus received from the Funds transfer agent fees, accounting services fees and administrative services fees as set forth in the following table:

U.S. INDEX FUND
Fiscal Year Ended      Transfer Agent Fees     Accounting Fees    Administrative Fees
-----------------      -------------------     ---------------    -------------------
   12-31-07                  $409,820              $80,729             $310,034
   12-31-06                  $396,348              $85,032             $347,783
   12-31-05                  $380,255              $89,028             $349,477

GLOBAL INDEX FUND
Fiscal Year Ended      Transfer Agent Fees     Accounting Fees    Administrative Fees
-----------------      -------------------     ---------------    -------------------
   12-31-07                  $53,718               $49,956             $ 24,051

INFORMATION REGARDING DOW JONES AND WILSHIRE
--------------------------------------------

      "Dow Jones Wilshire REIT Index" and "Dow Jones Wilshire Global RESI Index" are service marks of Dow Jones & Company, Inc. ("Dow Jones") and Wilshire Associates Incorporated ("Wilshire"). Neither Dow Jones nor Wilshire has any relationship to the Funds, other than the licensing of the Dow Jones Wilshire Real Estate Investment Trust Index and the Dow Jones Wilshire Global Real Estate Securities Index and its service marks for use in connection with the Funds.

DOW JONES AND WILSHIRE DO NOT:
o     Sponsor, endorse, sell or promote the Funds.
o     Recommend that any person invest in the Funds or any other securities.
o Have any responsibility or liability for or make any decisions about the timing, amount or pricing of the Funds.
o Have any responsibility or liability for the administration, management or marketing of the Funds.
o Consider the needs of the Funds or the owners of the Funds in determining, composing or calculating the Dow Jones Wilshire Real Estate Investment Trust Index or the Dow Jones Wilshire Global Real Estate Securities Index or have any obligation to do so.

--------------------------------------------------------------------------------
NEITHER DOW JONES NOR WILSHIRE WILL HAVE ANY LIABILITY IN CONNECTION WITH THE FUNDS. SPECIFICALLY,

o NEITHER DOW JONES NOR WILSHIRE MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AND DOW JONES AND WILSHIRE DISCLAIM ANY WARRANTY ABOUT:
o THE RESULTS TO BE OBTAINED BY THE FUNDS, THE OWNERS OF THE FUNDS OR ANY OTHER PERSON IN CONNECTION WITH THE USE OF THE DOW JONES WILSHIRE REAL ESTATE INVESTMENT TRUST INDEX OR THE DOW JONES WILSHIRE GLOBAL REAL ESTATE SECURITIES INDEX AND THE DATA INCLUDED IN SUCH INDEXES;
o     THE  ACCURACY  OR  COMPLETENESS  OF THE DOW  JONES  WILSHIRE  REAL  ESTATE
      INVESTMENT TRUST INDEX OR THE DOW JONES WILSHIRE GLOBAL REAL ESTATE SECURITIES INDEX AND ANY RELATED DATA;
o THE MERCHANTABILITY AND THE FITNESS FOR A PARTICULAR PURPOSE OR USE OF THE DOW JONES WILSHIRE REAL ESTATE INVESTMENT TRUST INDEX OR THE DOW JONES WILSHIRE GLOBAL REAL ESTATE SECURITIES INDEX AND/OR ITS RELATED DATA;
o NEITHER DOW JONES NOR WILSHIRE WILL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS IN THE DOW JONES WILSHIRE REAL ESTATE
      INVESTMENT TRUST INDEX OR THE DOW JONES WILSHIRE GLOBAL REAL ESTATE SECURITIES INDEX OR RELATED DATA; AND
o UNDER NO CIRCUMSTANCES WILL DOW JONES OR WILSHIRE BE LIABLE FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF DOW JONES OR WILSHIRE KNOWS THAT THEY MIGHT OCCUR.

THE LICENSING AGREEMENT BETWEEN THE FUNDS, DOW JONES AND WILSHIRE IS SOLELY FOR THEIR BENEFIT AND NOT FOR THE BENEFIT OF THE OWNERS OF THE FUNDS OR ANY OTHER THIRD PARTIES.
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS
--------------------

      The annual financial statements of the Funds, which have been audited by Ernst & Young LLP, are incorporated herein by reference to the Annual Report of the Funds dated December 31, 2007. Copies of the Annual Report will accompany this Statement of Additional Information whenever the Statement of Additional Information is requested by a shareholder or prospective investor.

                APPENDIX A--PROXY VOTING POLICIES AND PROCEDURES
                ------------------------------------------------

                          WELLS ASSET MANAGEMENT, INC.
                       PROXY VOTING AND DISCLOSURE POLICY

(ADOPTED 6/17/03;  APPROVED 7/20/04,  7/19/05, 7/19/06, 7/17/07, LAST AMENDED AS
OF 11/30/07)

I.    INTRODUCTION

      Effective March 10, 2003, the U.S. Securities and Exchange Commission (the "SEC") adopted rule and form amendments under the Investment Advisers Act of 1940 (the "Advisers Act") that address an investment adviser's fiduciary obligation to its clients when the Advisor has the authority to vote their proxies (collectively, the rule and form amendments are referred to herein as the "Advisers Act Amendments").

      The Advisers Act Amendments require that Wells Asset Management, Inc. ("Wells") adopt and implement policies and procedures for voting proxies in the best interest of clients, to describe the procedures to clients, and to tell clients how they may obtain information about how Wells has actually voted their proxies.

      This Proxy Voting and Disclosure Policy (the "Policy") is designed to ensure that Wells complies with the requirements of the Advisers Act Amendments, and otherwise fulfills its obligations with respect to proxy voting, disclosure, and recordkeeping. The overall goal is to ensure that proxy voting is managed in an effort to act in the best interests of clients or, with respect to each Fund, its shareholders. While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these guidelines and following the procedures recited herein.

II.   SPECIFIC PROXY VOTING POLICIES AND PROCEDURES

      Wells believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. Wells is committed to voting corporate proxies in the manner that serves the best interests of their clients.

      The following details Wells' philosophy and practice regarding the voting of proxies.

      A.    GENERAL

            Wells believes that each proxy proposal should be individually reviewed to determine whether the proposal is in the best interests of its clients. As a result, similar proposals for different companies may receive different votes because of different corporate circumstances.

      B.    DELEGATION TO SUB-ADVISOR

            As of the date of this Policy, Wells serves as an investment adviser to two investment companies, the Wells Dow Jones Wilshire U.S. REIT Index Fund ("U.S. REIT Fund") and the Wells Dow Jones Wilshire Global RESI Index Fund ("Global Fund"), both series of the Wells Family of Real Estate Funds, an Ohio business trust. As of the date of this Policy, Wells does not have any additional investment advisory clients.

            With respect to each Fund, Wells has entered into a Sub-Advisory Agreement with The Tuckerman Group, LLC ("Tuckerman"), whereby Wells has delegated the day-to-day investment advisory responsibilities, including voting proxies, to Tuckerman.

      C.    PROCEDURES AND VOTING GUIDELINES

            To implement Wells' proxy voting policies, Wells has developed the following procedures.

            1. In light of Wells' delegation of responsibility for voting proxies to Tuckerman, Wells has requested Tuckerman to provide Wells with a copy of its proxy voting policy, copies of which are attached under separate cover.

            2. Wells has designated Jill Maggiore, as the CCO, to be Wells' proxy manager (the "Proxy Manager"). The Proxy Manager shall review Tuckerman's policy to ensure compliance with this Policy, including the requirement that proxies be voted in the manner that serves the best interests of the Funds.

            3.    The Proxy  Manager  shall  arrange  for each annual or special report and proxy statement for companies in the Funds' portfolios to be mailed directly to Tuckerman, to the attention of appropriate Tuckerman personnel responsible for voting proxies under Tuckerman's proxy voting policy.

            4. The Proxy Manager shall maintain, or ensure that Tuckerman is maintaining on Wells' behalf, copies (where and in the manner required under the Advisers Act and other applicable laws) of each annual report, proposal, proposal summary, actual vote by Tuckerman, and any other information required to be maintained for a proxy vote under Rule 204-2 of the Advisers Act (see discussion in Section V below) or (for the Funds) under Rule 30b1-4 of the Investment Company Act of 1940.

      C.    ABSENCE OF PROXY MANAGER

            In the event that the Proxy Manager is unavailable to perform any of its duties hereunder, then the President shall perform such duties in accordance with this Policy.

IV.   CONFLICTS

      A.    SUB-ADVISOR CONFLICTS

            The Proxy Manager shall ensure that Tuckerman's Proxy Policy provides that, in the event there is a conflict between the interests of a Fund or its shareholders and the interests of Tuckerman or an affiliated person of Tuckerman (e.g., a portfolio company is a client or an affiliate of a client of Tuckerman), Tuckerman will notify Wells of such conflict and will await instructions regarding the voting of the proxy.

            1.    EVALUATE WELLS CONFLICTS

                  In cases where Tuckerman notifies Wells of a conflict, Wells will determine whether there is a conflict between the interests of a Fund or its shareholders and the interests of Wells or an affiliated person of Wells (e.g., a portfolio company is a client or an affiliate of a client of Wells) with respect to the applicable proxy.

                  a. CONFLICT IDENTIFIED. In the event of a conflict for Wells with respect to the applicable proxy, Wells will notify the applicable Fund of Tuckerman's conflict and its conflict, and will instruct Tuckerman to vote the Fund's shares in accordance with the Fund's instructions. In the event that Wells does not receive instructions from the Fund within three business days after providing notice of a conflict under (A) or (B) above, Wells may abstain from voting or vote the proxy in what it believes (in its sole discretion) is the Fund's best interests.

                  b. NO CONFLICT IDENTIFIED. If there is no conflict for Wells with respect to the applicable proxy, then the Proxy Manager shall vote the proxy in accordance with the best interests of the applicable Fund's shareholders, as determined by the Proxy Manager in accordance with the guidelines in (2) below.

            2.    VOTING GUIDELINES

                  Wells' policy is to review each proxy proposal on its individual merits, but Wells has adopted guidelines for certain types of matters to assist the Proxy Manager in the review and voting of proxies. These guidelines are set forth below:

                  a. CORPORATE GOVERNANCE. With respect to an UNCONTESTED ELECTION OR APPOINTMENT OF AUDITORS, Wells will generally vote in favor of management's proposals. In a contested election or appointment, the Wells evaluates proposed directors on a case-by-case basis.

                        With respect to proposals regarding the STRUCTURE OF A COMPANY'S BOARD OF DIRECTORS, Wells will review each proposal by considering the potential short and long-term effects of the proposal on the make-up and powers of the company's board of directors.

                        With respect to matters involving SHAREHOLDER RIGHTS, Wells will review the proposal by considering whether it tends to decrease, preserve or increase shareholder rights or control of the company.

                        With respect to matters involving ANTI-TAKEOVER MEASURES, CORPORATE RESTRUCTURINGS AND SIMILAR MATTERS, Wells will review the proposal by considering the potential short and long-term effects of the proposal on the company (e.g., the economic and financial impact the proposal may have on the company, and the market impact that the proposal may have on the company's stock).

              b. COMPENSATION MATTERS. With respect to matters involving EXECUTIVE COMPENSATION, Wells will generally support proposals that encourage the disclosure of a company's compensation policies, and will evaluate substantive compensation proposals by considering whether they tend to fairly compensate executives (e.g., by linking compensation to performance).

                  With respect to matters involving STOCK OPTION PLANS AND ISSUANCES, Wells will review the proposal by considering the potential dilutive effect on shareholders' shares, the potential short and long-term economic effects on the company and shareholders and the actual terms of the proposed options.

              c. CORPORATE RESPONSIBILITY AND SOCIAL ISSUES. With respect to ordinary business matters such as positions on CORPORATE RESPONSIBILITY AND SOCIAL ISSUES, Wells believes these are primarily the responsibility of a company's management. Accordingly, Wells will generally abstain from voting on proposals involving corporate responsibility and social issues. Notwithstanding the foregoing, Wells may vote against corporate responsibility and social issue proposals that Wells believes will have substantial adverse economic or other effects on a company, and may vote for corporate responsibility and social issue proposals that Wells believes will have substantial positive economic or other effects on a company.

V.    WELLS DISCLOSURE OF HOW TO OBTAIN VOTING INFORMATION

      On or before August 6, 2003, Rule 206(4)-6 requires Wells to disclose in response to any client request how the client can obtain information from Wells on how its securities were voted. Wells will disclose in Part II of its Form ADV that clients can obtain information on how their securities were voted by making a written request to Wells. Upon receiving a written request from a client, Wells will provide the information requested by the client within a reasonable amount of time.

      Rule 206(4)-6 also requires Wells to describe its proxy voting policies and procedures to clients, and upon request, to provide clients with a copy of those policies and procedures. Wells will provide such a description in Part II of its Form ADV. Upon receiving a written request from a client, Wells will provide a copy of this policy within a reasonable amount of time.

      If approved by the client, this policy and any requested records may be provided electronically.

VII.  RECORDKEEPING

      Wells shall keep the following records for a period of at least five years, the first two in an easily accessible place:

      (i)   A copy of this Policy;
      (ii)  Proxy Statements received regarding client securities;
      (iii) Records of votes cast on behalf of clients;
      (iv) Any documents prepared by Wells that were material to making a decision how to vote, or that memorialized the basis for the decision;
      (v)   Records of client requests for proxy voting information, and
      (vi) With respect to each Fund, a record of each shareholder request for proxy voting information and the Fund's response, including the date of the request, the name of the shareholder, and the date of the response.

            The Funds shall maintain a copy of each of the foregoing records that is related to proxy votes on behalf of the Funds by Wells. These records may be kept as part of Wells' records and/or Tuckerman's records.

            Wells may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by Wells that are maintained with a third party such as a proxy voting service, provided that Wells has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.


                                   Adopted as of this 30th day of November, 2007

                                                    Leo F. Wells, III, President


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INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies for which it has discretionary authority in the best interests of its clients. This entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings with respect to proposals that are reasonably anticipated to have an impact on the current or potential value of a security. Absent unusual circumstances or specific client instructions, we vote proxies on a particular matter in the same way for all clients, regardless of their investment style or strategies. FM takes the view that voting in a manner consistent with maximizing the value of our clients' holdings will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors ("SSgA") Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to the FM Proxy Review Committee, a subcommittee of the SSgA Investment Committee. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

      1) describes its proxy voting procedures to its clients in Part II of its Form ADV;
      2)    provides the client with this written proxy policy, upon request;
      3) discloses to its clients how they may obtain information on how FM voted the client's proxies;
      4)    matches proxies received with holdings as of record date;
      5)    reconciles   holdings   as  of  record   date  and   rectifies   any
            discrepancies;
      6) generally applies its proxy voting policy consistently and keeps records of votes for each client;
      7)    documents the reason(s) for voting for all non-routine items; and
      8) keeps records of such proxy voting available for inspection by the client or governmental agencies.

PROCESS

The FM Manager of Corporate Governance is responsible for monitoring proxy voting on behalf of our clients and executing the day to day implementation of this Proxy Voting Policy. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee.

In order to facilitate our proxy voting process, FM retains Institutional Shareholder Services ("ISS"), a firm with expertise in the proxy voting and corporate governance fields. ISS assists in the proxy voting process, including acting as our voting agent (i.e. actually processing the proxies), advising us as to current and emerging governance issues that we may wish to address, interpreting this policy and applying it to individual proxy items, and providing analytical information concerning specific issuers and proxy items as well as governance trends and developments. This Policy does not address all issues as to which we may receive proxies nor does it seek to describe in detail all factors that we may consider relevant to any particular proposal. To assist ISS in interpreting and applying this Policy, we meet with ISS at least annually, provide written guidance on certain topics generally on an annual basis and communicate more regularly as necessary to discuss how specific issues should be addressed.


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This guidance permits ISS to apply this Policy without  consulting us as to each proxy but in a manner that is consistent with our investment view and not their own governance opinions. If an issue raised by a proxy is not addressed by this Policy or our prior guidance to ISS, ISS refers the proxy to us for direction on voting. On issues that we do not believe affect the economic value of our portfolio holdings or are considered by us to be routine matters as to which we have not provided specific guidance, we have agreed with ISS to act as our voting agent in voting such proxies in accordance with its own recommendations which, to the extent possible, take into account this Policy and FM's general
positions  on  similar   matters.   The  Manager  of  Corporate   Governance  is
responsible, working with ISS, for submitting proxies in a timely manner and in accordance with our policy. The Manager of Corporate Governance works with ISS to establish and update detailed procedures to implement this policy.

From time to time, proxy votes will be solicited which fall into one of the following categories:

      (i) proxies which involve special circumstances and require additional research and discussion (e.g. a material merger or acquisition, or a material governance issue with the potential to become a significant precedent in corporate governance); or
      (ii) proxies which are not directly addressed by our policies and which are reasonably anticipated to have an impact on the current or potential value of a security or which we do not consider to be routine.

These proxies are identified through a number of methods, including but not limited to notification from ISS, concerns of clients, review by internal proxy specialists, and questions from consultants. The role of third parties in identifying special circumstances does not mean that we will depart from our guidelines; these third parties are all treated as information sources. If they raise issues that we determine to be prudent before voting a particular proxy or departing from our prior guidance to ISS, we will weigh the issue along with other relevant factors before making an informed decision. In all cases, we vote proxies as to which we have voting discretion in a manner that we determine to be in the best interest of our clients. As stated above, if the proposal has a quantifiable effect on shareholder value, we seek to maximize the value of a portfolio's holdings. With respect to matters that are not so quantifiable, we exercise greater judgment but still seek to maximize long-term value by promoting sound governance policies. The goal of the Proxy Voting Committee is to make the most informed decision possible.

In instances of special circumstances or issues not directly addressed by our policies or guidance to ISS, the FM Manager of Corporate Governance will refer the item to the Chairman of the Investment Committee for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM or its affiliates (as explained in greater detail below under "Potential Conflicts"). If the Manager of Corporate Governance and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine the proposals that involve special circumstances or are not addressed by our policy or guidance in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision in our clients' best interest. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy item to the Proxy Review Committee and/or to the entire Investment Committee for a final decision on voting the proxy. The Investment Committee will use the same rationale for determining the appropriate vote.

FM reviews proxies of non-US issuers in the context of these guidelines. However, FM also endeavors to show sensitivity to local market practices when voting these proxies, which may


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lead to different votes. For example, in certain foreign markets,  items are put to vote which have little or no effect on shareholder value, but which are routinely voted on in those jurisdictions; in the absence of material effect on our clients, we will follow market practice. FM votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction. In such a case, FM will be unable to vote such a proxy.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, it is important to remember that these are simply guidelines. As discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

I.    Generally, FM votes FOR the following ballot items:

Board of Directors
------------------

      o Elections of directors who (i) we determine to be adequately independent of management and (ii) do not simultaneously serve on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer). Factors that we consider in evaluating independence include whether the nominee is an employee of or related to an employee of the issuer or its auditor, whether the nominee provides professional services to the issuer, or whether the nominee receives non-board related compensation from the issuer

      o Directors' compensation, provided the amounts are not excessive relative to other issuers in the market or industry. In making such a determination, we review whether the compensation is overly dilutive to existing shareholders.

      o Proposals to limit directors' liability and/or expand indemnification of directors, provided that a director shall only be eligible for indemnification and liability protection if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office

      o Discharge of board members' duties*, in the absence of pending litigation, governmental investigation, charges of fraud or other indicia of significant concern

      o The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board's key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues.

      o Mandates requiring a majority of independent directors on the Board of Directors

--------------------
* Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.

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      o     Mandates that Audit,  Compensation and Nominating  Committee members should all be independent directors

      o Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

      o     Elimination of cumulative voting

      o     Establishment of confidential voting

Auditors
--------

      o Approval of auditors, unless the fees paid to auditors are excessive; auditors' fees will be deemed excessive if the non-audit fees for the prior year constituted 50% or more of the total fees paid to the auditors

      o Auditors' compensation, provided the issuer has properly disclosed audit and non-audit fees relative to market practice and that non-audit fees for the prior year constituted no more than 50% of the total fees paid to the auditors

      o     Discharge of auditors*

      o Approval of financial statements, auditor reports and allocation of income

      o     Requirements that auditors attend the annual meeting of shareholders

      o Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

      o Establishment of a selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

Capitalization
--------------

      o     Dividend  payouts  that are  greater  than or equal to  country  and
            industry   standards;   we  generally   support  a  dividend   which
            constitutes 30% or more of net income

      o Authorization of share repurchase programs, unless the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the time frame for the repurchase

      o Capitalization changes which eliminate other classes of stock and/or unequal voting rights


--------------------
* Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.

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      o     Changes in  capitalization  authorization  for stock  splits,  stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies.

      o Elimination of pre-emptive rights for share issuance of less than a certain percentage (country specific - ranging from 5% to 20%) of the outstanding shares, unless even such small amount could have a material dilutive effect on existing shareholders (e.g. in illiquid markets)

Anti-Takeover Measures
----------------------

      o     Elimination of shareholder rights plans ("poison pill")

      o Amendment to a shareholder rights plans ("poison pill") where the terms of the new plans are more favorable to shareholders' ability to accept unsolicited offers (i.e. if one of the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no "dead hand," "slow hand," "no hand" or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced)

      o Adoption or renewal of a non-US issuer's shareholder rights plans ("poison pill") if the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no "dead hand," "slow hand," "no hand" or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced

      o Reduction or elimination of super-majority vote requirements, unless management of the issuer was concurrently seeking to or had previously made such reduction or elimination

      o Mandates requiring shareholder approval of a shareholder rights plans ("poison pill")

      o     Repeals of various anti-takeover related provisions

Executive Compensation/Equity Compensation
------------------------------------------

      o Stock purchase plans with an exercise price of not less that 85% of fair market value

      o Stock option plans which are incentive based and not excessively dilutive. In order to assess the dilutive effect, we divide the number of shares required to fully fund the proposed plan, the number of authorized but unissued shares, and the issued but unexercised shares by fully diluted share count. We review that number in light of certain factors, including the industry of the issuer, in order to make our determination as to whether the dilution is excessive.

      o Other stock-based plans which are not excessively dilutive, using the same process set forth in the preceding bullet


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      o     Expansions   to  reporting  of  financial  or   compensation-related
            information, within reason

      o Proposals requiring the disclosure of executive retirement benefits IF the issuer does not have an independent compensation committee

Routine Business Items
----------------------

      o General updating of or corrective amendments to charter not otherwise specifically addressed herein, unless such amendments would reasonably be expected to diminish shareholder rights (e.g. extension of directors' term limits, amending shareholder vote requirement to amend the charter documents, insufficient information provided as to the reason behind the amendment)

      o     Change in Corporation Name

      o Mandates that amendments to bylaws or charters have shareholder approval

Other
-----

      o     Adoption of anti-"greenmail" provisions, provided that the proposal:
            (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders

      o     Repeals or prohibitions of "greenmail" provisions

      o     "Opting-out" of business combination provision

II.   Generally, FM votes AGAINST the following items:

Board of Directors
------------------

      o Establishment of classified boards of directors, unless 80% of the board is independent

      o Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, or nominating committees

      o     Limits to tenure of directors

      o Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

      o     Restoration of cumulative voting in the election of directors


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      o     Removal of a director,  unless we determine  the director (i) is not adequately independent of management or (ii) simultaneously serves on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer). Factors that we consider in evaluating independence include whether the director is an employee of or related to an employee of the issuer or its auditor, whether the director provides professional services to the
            issuer,   or  whether  the  director   receives   non-board  related
            compensation from the issuer Elimination of Shareholders' Right to Call Special Meetings

      o Proposals that relate to the "transaction of other business as properly comes before the meeting", which extend "blank check" powers to those acting as proxy

      o Approval of Directors who have failed to act on a shareholder proposal that has been approved by a majority of outstanding shares

      o     Directors  at  companies  where  prior  non-cash   compensation  was
            improperly "backdated" or "springloaded" where one of the following scenarios exists:

            o (i) it is unknown whether the Compensation Committee had knowledge of such backdating at the time, (ii) the Compensation Committee was not independent at the time, and
                  (iii) the director seeking reelection served on the Compensation Committee at the time; or

            o (i) it is unknown whether the Compensation Committee had knowledge of such backdating at the time, (ii) the Compensation Committee was independent at the time, and (iii) sufficient controls have not been implemented to avoid similar improper payments going forward; or

            o (i) the Compensation Committee had knowledge of such backdating at the time, and (ii) the director seeking reelection served on the Compensation Committee at the time; or

            o (i) the Compensation Committee did not have knowledge of such backdating at the time, and (ii) sufficient controls have not been implemented to avoid similar improper payments going forward

Capitalization
--------------

      o Capitalization changes that add "blank check" classes of stock (i.e. classes of stock with undefined voting rights) or classes that dilute the voting interests of existing shareholders

      o     Capitalization  changes  that  exceed 100% of the  issuer's  current
            authorized   capital  unless  management   provides  an  appropriate
            rationale for such change

Anti-Takeover Measures
----------------------

      o Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

      o     Adjournment of Meeting to Solicit Additional Votes


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      o     Shareholder   rights  plans  that  do   not  include  a  shareholder
            redemption  feature  (qualifying   offer  clause),   permitting  ten
            percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced

      o Adoption or renewal of a US issuer's shareholder rights plan ("poison pill")

Executive Compensation/Equity Compensation
------------------------------------------

      o Excessive compensation (i.e. compensation plans which are deemed by FM to be overly dilutive)

      o     Retirement bonuses for non-executive directors and auditors

      o Proposals requiring the disclosure of executive retirement benefits IF the issuer has an independent compensation committee

Routine Business Items
----------------------

      o Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

      o Reincorporation in a location which has more stringent anti-takeover and related provisions

      o Proposals asking the board to adopt any form of majority voting, unless the majority standard indicated is based on a majority of shares outstanding.

Other
-----

      o Requirements that the company provide costly, duplicative, or redundant reports, or reports of a non-business nature

      o Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

      o Proposals which require inappropriate endorsements or corporate actions

      o Proposals asking companies to adopt full tenure holding periods for their executives

III. FM evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, FM uses its discretion in order to maximize shareholder value. FM generally votes as follows:

      o Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets


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      o     Against offers when we believe that  reasonable  prospects exist for an enhanced bid or other bidders

      o Against offers where, at the time of voting, the current market price of the security exceeds the bid price

      o For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

      o     For offers made at a premium where no other higher bidder exists

PROTECTING SHAREHOLDER VALUE

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed with the intent that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible. However, we use each piece of information we receive - whether from clients, consultants, the media, the issuer, ISS or other sources -- as one part of our analysis in seeking to carry out our duties as a fiduciary and act in the best interest of our clients. We are not unduly influenced by the identity of any particular source, but use all the information to form our opinion as to the best outcome for our clients.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the FM Manager of Corporate Governance and the Proxy Review Committee, as necessary.

As an active shareholder, FM's role is to support corporate policies that serve the best interests of our clients. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical shareholder. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process -- especially the proxy voting process -- as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.


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PROXY VOTING POLICY


POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which may present a potential conflict of interest. As a fiduciary to its clients, FM takes these potential conflicts very seriously While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. Although various relationships could be deemed to give rise to a conflict of interest, we have determined that two categories of relationships present a sufficiently serious concern to warrant an alternative process: customers of FM or its affiliates which are among the top 100 clients of FM and its affiliates based upon revenue; and the 10 largest broker-dealers used by SSgA, based upon revenue (a "Material Relationship").

When the matter falls clearly within the polices set forth above or the guidance previously provided by FM to ISS and the proxy is to be voted in accordance with that guidance, we do not believe that such decision represents a conflict of interest and no special procedures are warranted.

In circumstances where either (i) the matter does not fall clearly within the policies set forth above or the guidance previously provided to ISS, or (ii) FM determines that voting in accordance with such policies or guidance is not in the best interests of its clients, the Manager of Corporate Governance will compare the name of the issuer against a list of the top 100 revenue generating clients of State Street Corporation and its affiliates and a list of the top 10 broker-dealer relationships to determine if a Material Relationship exists. (These lists are updated quarterly.) If the issuer's name appears on either list AND the pre-determined policy is not being followed, FM will employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote. However, in certain circumstances the Proxy Review Committee may determine that the use of a third party fiduciary is not necessary or appropriate, either because the matter involved does not involve a material issue or because the issue in question affects the underlying value of the portfolio position and it is appropriate for FM, notwithstanding the potential conflict of interest, to vote the security in a manner that it determines will maximize the value to its client. In such situations, the Proxy Committee, or if a broader discussion is warranted, the SSgA Investment Committee, shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee.

RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

      1) FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;
      2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);
      3)    a record  of each vote cast by FM  (note:  this  requirement  may be satisfied by a third party who has agreed in writing to do so);
      4)    a copy of any document created by FM that was material in making its voting  decision or that  memorializes  the basis for such decision;
            and
      5) a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.


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PROXY VOTING POLICY


DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.


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